STATEMENT OF ADDITIONAL INFORMATION
As Supplemented September 22, 2009
As Supplemented May 14, 2009,
As Supplemented April 2, 2009,
As Supplemented February 2, 2009,
As Supplemented, December 22, 2008, and
As Supplemented, December 17, 2008
THE HIRTLE CALLAGHAN TRUST
FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500
WEST CONSHOHOCKEN, PA 19428-2970
This Statement of Additional Information is designed to supplement information contained in the Prospectuses relating to The Hirtle Callaghan Trust (“Trust”). The Trust is an open-end, diversified, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). Hirtle, Callaghan & Co., LLC (“Hirtle Callaghan”) serves as the overall investment adviser to the Trust. This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectuses and should be read in conjunction with the Trust’s Prospectuses dated November 3, 2008. A copy of those Prospectuses is available by contacting the Trust at (800) 242-9596.

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading
Management of the Trust	2	Management of the Trust

Further Information About the Trust’s Investment Policies	18	Investment Risks and Strategies

Investment Restrictions	40	Investment Risks and Strategies

Additional Purchase and Redemption Information	43	Shareholder Information

Portfolio Transactions and Valuation	43	Shareholder Information

Dividends, Distributions and Taxes	73	Shareholder Information

History of the Trust and Other Information	75	Management of Trust

Proxy Voting	81	N/A

Independent Registered Public Accounting Firm and Financial Statements	93	Financial Highlights

Ratings Appendix	94	N/A
This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.
The Trust’s Annual Report to Shareholders dated June 30, 2008 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 3, 2008.

MANAGEMENT OF THE TRUST
GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of seven members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board members are senior officers or directors of Hirtle Callaghan and are thus considered “interested persons” of the Trust for purposes of the Investment Company Act. These Board members are referred to as “Affiliated Trustees.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.
Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”
OFFICERS AND AFFILIATED TRUSTEES. The table below sets forth certain information about each of the Trust’s Affiliated Trustees, as well as its executive officers.

		TERM OF		NUMBER OF
	POSITION(S)	OFFICE;		PORTFOLIOS	OTHER
	HELD WITH	TERM		IN FUND	DIRECTORSHIPS
	TRUST	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	AND AGE	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Donald E. Callaghan* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 62	Trustee and President	Indefinite; Since: 7/20/95	Mr. Callaghan is retired. Prior to December 31, 2007 he was a Principal of Hirtle Callaghan Holdings, Inc. He continues to serve on that company’s Board of Directors.	15	None

Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 47	Trustee; Vice President & Treasurer	Indefinite; Trustee since 4/30/07; Vice President and Treasurer since 7/20/95	Mr. Zion is the Chief Operating Officer, Vice President, Secretary and Treasurer of Hirtle Callaghan Holdings, Inc. He has been with that company for more than the past five years.	15	None

Joseph D. McDermott –Director; Alaric Compliance Services, LLC 800 Third Ave., 11th Flr. New York, NY 10022 Age: 39	Chief Compliance Officer	One Year; Since 1/1/09	Mr. McDermott has been a Director at Alaric since December 2007. Prior to that he was a Chief Compliance Officer of First Trust Portfolios L.P. and First Trust Advisors L.P. from July 2006 through November 2007 and Chief Compliance Officer of Driehaus Capital Management LLC, Driehaus Securities LLC and The Driehaus Mutual Funds from January 2004 through April 2006. and The Driehaus Mutual Funds from January 2004 through April 2006.	15	NA

		TERM OF		NUMBER OF
	POSITION(S)	OFFICE;		PORTFOLIOS	OTHER
	HELD WITH	TERM		IN FUND	DIRECTORSHIPS
	TRUST	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	AND AGE	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Kerry Reilly Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Age: 44	Secretary	Indefinite; Since 12/12/06	Ms. Reilly has been a Vice President, Regulatory Administration with Citi Fund Services Ohio, Inc. since January 2006. Prior to that she was an employee of CitiStreet LLC from June 2004 to May 2005 and an employee of Fidelity Investments from 1987 to 2001.	15	NA

*	Mr. Callaghan may be deemed to be an “interested person,” as defined by the Investment Company Act, because he is a member of the Board of Directors of Hirtle Callaghan, the overall investment adviser to the Trust and Mr. Zion may be deemed to be an “interested person,” as defined by the Investment Company Act, because of his employment with Hirtle Callaghan.

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.
INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

		TERM OF		NUMBER OF
	POSITION(S)	OFFICE;		PORTFOLIOS	OTHER
	HELD WITH	TERM		IN FUND	DIRECTORSHIPS
	TRUST	SERVED IN	PRINCIPAL OCCUPATION(S)	COMPLEX	HELD BY
NAME, ADDRESS, AND AGE	AND AGE	OFFICE	DURING PAST 5 YEARS	OVERSEEN	TRUSTEE**
Ross H. Goodman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 61	Trustee	Indefinite; Since: 7/20/95	Mr. Goodman is retired. Prior to December 21, 2007 he was President and Owner of American Industrial Management & Sales, Northeast, Inc. or its predecessors (manufacturing representative).	15	None

Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 65	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been an officer with ING Clarion Real Estate Securities, L.P., a registered investment adviser and an indirect, wholly owned subsidiary of ING Group.	15	ING Clarion Real Estate; ING Clarion Global Real Estate Income Fund; Old Mutual Advisors Funds

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 70	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004 he was a partner in the auditing firm of BDO Seidman, LLP.	15	Atlas Pipeline Holdings, LP

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Age: 64	Trustee	Indefinite; Since 7/15/99	Since early 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	15	None

Richard W. Wortham, III The Wortham Foundation, Inc. 2727 Allen Parkway – Suite 1570 Houston, TX 77019-2125 Age: 70	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Secretary and Treasurer of The Wortham Foundation and has been a Trustee for more than the past five years.	15	None

**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

Committees of the Board of Trustees. The Board has established several committees to assist the Trustees in fulfilling their oversight responsibilities.
The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2008. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust.
The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2008.
COMPENSATION ARRANGEMENTS. Effective January 1, 2008, each of the Independent Trustees receives from the Trust a fee of (i) $40,000 per year; (ii) an additional $10,000 for each regular Board meeting attended by him in person, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 for each Audit Committee Meeting attended in person or telephonically and (iv) $2,500 per special meeting attended by him in person or by telephone, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustees and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2008 (excluding reimbursed expenses).

	AGGREGATE	PENSION	ESTIMATED BENEFITS
	COMPENSATION	RETIREMENT	UPON RETIREMENT	TOTAL
	FROM	BENEFITS FROM	FROM	COMPENSATION
NAME	TRUST	TRUST	TRUST	FROM TRUST
Ross H. Goodman	$102,500	none	none	$102,500
Jarrett Burt Kling	$102,500	none	none	$102,500
Harvey G. Magarick	$112,500	none	none	$112,500
R. Richard Williams	$102,500	none	none	$102,500
Richard W. Wortham, III	$102,500	none	none	$102,500
TRUSTEE OWNERSHIP OF SECURITIES OF THE HIRTLE CALLAGHAN TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2007*. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of October 8, 2008, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of Hirtle Callaghan and shareholders of the Trust.

RICHARD
				JARRETT		R.	W.
	DONALD. E.	ROBERT	ROSS H.	BURT	HARVEY G.	RICHARD	WORTHAM,
	CALLAGHAN	J. ZION	GOODMAN	KLING	MAGARICK	WILLIAMS	III**
The Value Equity Portfolio	d	c	a	d	e	e	a
The Growth Equity Portfolio	e	e	a	e	e	e	a
The Small Capitalization Equity Portfolio	d	c	a	b	d	e	a
The International Equity Portfolio	d	e	a	e	e	e	a
The Fixed Income Portfolio	d	a	a	a	d	a	a
The Fixed Income II Portfolio	a	a	a	a	e	a	a
The Fixed Income Opportunity Portfolio	c	a	a	a	c	a	a
The Short-Term Municipal Bond Portfolio	a	a	a	a	a	a	a
The Intermediate Term Municipal Bond Portfolio	a	c	a	c	e	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	e	e	a	e	e	e	a

NOTE:	a = None b = $1 - $10,000 c = $10,001 - $50,000 d = $50,001 - $100,000 e = Over $100,000

*	As of December 31, 2007 The Real Estate Securities Portfolio, Emerging Markets Portfolio, Institutional Value Equity Portfolio, Institutional Growth Equity Portfolio, Institutional Small Capitalization Equity Portfolio and Institutional International Equity Portfolio were not operational.

**	Richard W. Wortham serves as a trustee for the Wortham Foundation which holds shares of The Value Equity, Growth Equity, Small Capitalization Equity and International Equity Portfolios, which holdings had values at December 31, 2007 of over $100,000 in each Portfolio. Mr. Wortham has no beneficial interest in the Foundation.
MULTI-MANAGER STRUCTURE. As noted in the Prospectuses, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to combine two or more investment styles. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. Its success depends upon the ability of the Trust to: (a) identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles (e.g., top-down vs. bottom-up investment selections processes); (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, The Value Equity, Growth Equity, Small Capitalization Equity, International Equity, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity and Institutional International Equity Portfolios each employ the multi-manager structure.
Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, Hirtle

Callaghan may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.
The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act, however, provides for an exception from the provisions of Section 15(a). The rule permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” The Board has authorized the Trust’s officers to request an order from the SEC that would exempt the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act. If issued, such an order would permit the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure. There can be no assurance that the requested order will be issued by the SEC.
Allocation of Assets Among Specialist Managers. Hirtle Callaghan is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. Hirtle Callaghan and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.
INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by Hirtle Callaghan and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.
The Hirtle Callaghan Agreement. The services provided to the Trust by Hirtle Callaghan, described above and in the Prospectuses, are governed under the terms of written agreements with the Trust (“Hirtle Callaghan Agreement”).
The various Investment Advisory Agreements (the “Hirtle Callaghan Agreements”) between Hirtle Callaghan and the Portfolios to which they relate are set forth below:

AGREEMENT		MOST RECENT CONTRACT APPROVAL
RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 10, 2009

The Growth Equity Portfolio	December 27, 2006	March 10, 2009

The Small Capitalization Equity Portfolio	December 27, 2006	March 10, 2009

The Real Estate Securities Portfolio	May 14, 2009	June 10, 2008

The International Equity Portfolio	December 27, 2006	March 10, 2009

AGREEMENT		MOST RECENT CONTRACT APPROVAL
RELATING TO:	SHAREHOLDERS	BOARD
The Emerging Markets Portfolio	*	March 11, 2008

The Institutional Value Equity Portfolio	July 18, 2008	March 11, 2008

The Institutional Growth Equity Portfolio	August 8, 2008	March 11, 2008

The Institutional Small Capitalization Equity Portfolio	August 15, 2008	March 11, 2008

The Institutional International Equity Portfolio	*	March 11, 2008

The Fixed Income Portfolio	December 27, 2006	March 10, 2009

The Fixed Income II Portfolio	December 27, 2006	March 10, 2009

The Fixed Income Opportunity Portfolio	December 27, 2006	March 10, 2009

The Short-Term Municipal Bond Portfolio; and	December 27, 2006	March 10, 2009

The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 10, 2009

*	These Portfolios had not yet commenced operations as of the date of this supplemented statement of additional information
Each Hirtle Callaghan Agreement runs for an initial term of two years. Thereafter, each will remain in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. The Hirtle Callaghan Agreements may be terminated at any time, without penalty, either by the Trust or by Hirtle Callaghan, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The Hirtle Callaghan Agreements permit the Trust to use the name “Hirtle Callaghan.” In the event, however, that the Hirtle Callaghan Agreements are terminated, Hirtle Callaghan has the right to require the Trust to discontinue any references to the name “Hirtle Callaghan” and to change the name of the Trust as soon as is reasonably practicable. The Hirtle Callaghan Agreements further provide that Hirtle Callaghan will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the Hirtle Callaghan Agreements relate (including any action of any Hirtle Callaghan officer or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by Hirtle Callaghan, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of Hirtle Callaghan.
Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.
The Portfolio Management Contracts and the Portfolios to which they relate are set forth on the following pages:

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Value Equity Portfolio	Institutional Capital LLC (“ICAP”)(1)	Inception (August 25, 1995)	September 29, 2006	March 10, 2009

	SSgA Funds Management, Inc. (“SSgA FM”)	July 2, 2001	July 27, 2001	March 10, 2009

	AllianceBernstein L.P. (“AllianceBernstein”)	December 24, 2008	December 5, 2008	October 16, 2008

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	July 21, 1995	March 10, 2009

	SSgA FM	July 2, 2001	July 27, 2001	March 10, 2009

	Sustainable Growth Advisers (“SGA”)	May 22, 2006	May 15, 2006	March 10, 2009

The Small Capitalization Equity Portfolio	Geewax & Partners LLC (“Geewax”)(2)	June 30, 2008	August 15, 2008	June 10, 2008

	Frontier Capital Management Company, LLC (“Frontier”)	Inception (September 5, 1995)	December 16, 1999	March 10, 2009

	Sterling Johnston Capital Management, Inc. (“Sterling Johnston”)	December 1, 2000	May 30, 2008	February 29, 2008

	Mellon Capital Management Corporation (“Mellon Capital”)(3)	November 1, 2004	May 30, 2008	February 29, 2008

MOST
			MOST RECENT	RECENT
			CONTRACT	CONTRACT
			APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	SHAREHOLDERS	BOARD
The Small Capitalization Equity Portfolio, continued	IronBridge Capital Management L.P. (“IronBridge”)	November 1, 2004	May 30, 2008	February 29, 2008

	Pzena Investment Management LLC (“Pzena”)	^	August 27, 2009	July 28, 2009

	SSgA FM	^	August 27, 2009	July 28,2009

The Real Estate Securities Portfolio	Wellington Management Company, LLP	May 20, 2009	May 14, 2009	June 10, 2008

The International Equity Portfolio	Capital Guardian Trust Company (“CapGuardian”)	April 28, 2000	May 30, 2008	February 29, 2008

	Artisan Partners Limited Partnership (“Artisan”)	July 23, 1999	May 30, 2008	February 29, 2008

	Causeway Capital Management LLC (“Causeway”)	May 22, 2006	May 15, 2006	March 10, 2009

The Emerging Markets Portfolio	SSgA FM	*	*	March 11, 2008

The Institutional Value Equity Portfolio	ICAP	Inception (July 18, 2008)	July 18, 2008	March 11, 2008

	SSgA FM	July 18, 2008	July 18, 2008	March 11, 2008

	AllianceBernstein	December 24, 2008	December 5, 2008	October 16, 2008

	Pacific Management Investment Company LLC (“PIMCO”)	April 22, 2009	December 5, 2008	October 16, 2008

The Institutional Growth Equity Portfolio	Jennison	Inception (August 8, 2008)	August 8, 2008	March 11, 2008

	SSgA FM	August 8, 2008	August 8, 2008	March 11, 2008

	SGA	August 8, 2008	August 8, 2008	March 11, 2008

	PIMCO	April 22, 2009	December 5, 2008	October 16, 2008

The Institutional Small Capitalization Equity Portfolio	Geewax	Inception (August 15, 2008)	August 15, 2008	March 11, 2008

	Frontier	August 15, 2008	August 15, 2008	March 11, 2008

	Sterling Johnston	August 15, 2008	August 15, 2008	March 11, 2008

MOST
			MOST RECENT	RECENT
		SERVED	CONTRACT	CONTRACT
		PORTFOLIO	APPROVAL	APPROVAL
PORTFOLIO	SPECIALIST MANAGER	SINCE	SHAREHOLDERS	BOARD
The Institutional Small Capitalization Equity Portfolio, continued	Mellon Capital(3)	August 15, 2008	August 15, 2008	March 11, 2008

	IronBridge	August 15, 2008	August 15, 2008	March 11, 2008

	Pzena	^	August 27, 2009	July 28, 2009

	SSgA FM	^	August 27, 2009	July 28, 2009

The Institutional International Equity Portfolio	CapGuardian	*	*	March 11, 2008

	Artisan	*	*	March 11, 2008

	Causeway	*	*	March 11, 2008

The Fixed Income Portfolio	Aberdeen Asset Management, Inc. (“Aberdeen”)(4)	November 28, 2005	November 17, 2005	March 10, 2009

The Fixed Income II Portfolio	BlackRock Financial Management, Inc. (“BlackRock”)(5)	September 24, 2001	November 15, 2006	March 10, 2009

The Fixed Income Opportunity Portfolio	Seix Investment Advisors LLC (“Seix”) (6)	December 18, 2006	April 30, 2007	March 10, 2009

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	Inception (March 1, 2006)	February 28, 2006	March 10, 2009

The Intermediate Term Municipal Bond Portfolio	Standish Mellon Asset Management Company LLC (“Standish”)(7)	December 5, 2008	February 6, 2009	December 10, 2008

+	Contract amended on September 16, 2003, as contemplated under Rule 17a-10 of the Investment Company Act to permit the Specialist Managers to enter into certain transactions with affiliates of the Portfolio for which they provide services.

*	These Portfolios had not yet commenced operations as of the date of this supplemented statement of additional information.

^	As of the date of this supplemented statement of additional information, neither Pzena nor SSgA FM had begun providing portfolio management services for The Small Capitalization Equity or Institutional Small Capitalization Equity Portfolios.

(1)	ICAP or its predecessor has served as a Specialist Manager for The Value Equity Portfolio since its inception. Formerly known as Institutional Capital Corporation (“ICC”), the firm served The Value Equity Portfolio pursuant to a Portfolio Management Contract between ICC and the Trust (“ICC Agreement”), first approved by the Trust’s initial shareholder on July 21, 1995, and by the Board on July 20, 1995. ICAP’s predecessor was acquired by New York Life Investment Management on June 30, 2006. Between June 30, 2006 and September 29, 2006, ICAP served The Value Equity Portfolio pursuant to an Interim Portfolio Management Contract, approved by the Board on June 20, 2006.

(2)	Geewax or its predecessor has served as a Specialist Manager for The Small Capitalization Equity Portfolio since April 1, 1998. Formerly known as Geewax, Terker & Co., (“Geewax Terker”) the firm served pursuant to a Portfolio Management Contract between Geewax Terker and the Trust first approved by shareholders of The Small Capitalization Equity Portfolio on June 15, 1998. Geewax Terker, which was organized under Pennsylvania law as a general partnership, was recently dissolved due to the retirement of Bruce E. Terker, one of two partners with ownership interests in Geewax Terker.

Subsequent to the withdrawal of Mr. Terker from Geewax Terker on June 30, 2008, Geewax began managing funds as a separately registered investment advisor as of June 30, 2008. Between June 30, 2008 and August 15, 2008, Geewax served pursuant to an Interim Portfolio Management Contract, approved by the Board on June 10, 2008.

(3)	Mellon Capital or its predecessor has served as Specialist Manager to The Small Capitalization Equity Portfolio since November 1, 2004 and The Institutional Small Capitalization Equity Portfolio since that Portfolio’s inception. Prior to January 1, 2009 Franklin Portfolio Associates, LLC served as the Specialist Manager to each Portfolio. Effective January 1, 2009 Franklin Portfolio Associates, LLC merged with Mellon Capital.

(4)	Aberdeen has served as the Specialist Manager of The Fixed Income Portfolio since November 28, 2005, pursuant to a Portfolio Management Contract between Aberdeen and the Trust, first approved by shareholders of the Portfolio on November 17, 2005, and by the Board on September 26, 2005. Aberdeen replaced the former Specialist Manager, Deutsche, when it acquired certain of Deutsche’s United Kingdom and Philadelphia-based asset management businesses and related assets from Deutsche Bank AG, Deutsche’s parent company. The terms and conditions of the Aberdeen Contract are, in all material respects, the same as those of the agreement pursuant to which Deutsche served the Portfolio.

(5)	BlackRock or its predecessor has served as a Specialist Manager for The Fixed Income II Portfolio since September 24, 2001. Formerly known as BlackRock Advisors, Inc. (“BlackRock Advisors”), the firm served pursuant to a Portfolio Management Contract between BlackRock Advisors and the Trust first approved by shareholders of the Fixed Income II Portfolio on September 24, 2001. BlackRock Advisors’ parent company, BlackRock, Inc. combined with Merrill Lynch Investment Managers L.P. on September 29, 2006. Between September 29, 2006 and November 15, 2006, BlackRock served pursuant to an Interim Portfolio Management Contract, approved by the Board on September 12, 2006. The Portfolio Management Contract between BlackRock and the Trust provides that BlackRock’s indemnification obligation with respect to information provided to the Trust by BlackRock in connection with certain filings made by the Trust with the SEC will not apply unless BlackRock has had an opportunity to review such filings for a specified period of time prior to the date on which they are filed and unless BlackRock is notified in writing of any claim for indemnification within specified periods.

(6)	Seix or its predecessor has served as a Specialist Manager for The Fixed Income Opportunity Portfolio since December 18, 2006. Formerly known as Seix Advisors, a fixed income division of Trusco Capital Management, Inc., Seix was reorganized as a wholly-owned subsidiary of Trusco Capital Management, Inc., now RidgeWorth Capital Management, Inc., (“RidgeWorth”) in November 2007 and Seix became a registered investment adviser in January 2008. Seix started operations as a separately registered investment adviser on March 31, 2008. The Portfolio Management Contract between Seix Advisors and the Trust on behalf of the Portfolio was transitioned to Seix in March 2008.

(7)	Standish has served as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio since December 5, 2008. Standish replaced Schroder Investment Management North America Inc. (“Schroders”) as Specialist Manager for the Portfolio following Board approval of an interim portfolio management agreement on November 25, 2008, and as permitted under Rule 15a-4 of the Investment Company Act. On December 10, 2008, the Board approved a final Portfolio Management Contract between Standish and the Trust (“Standish Contract”). The Standish Contract was approved by the shareholders of the Portfolio at a special meeting on February 6, 2009. The terms and conditions of the Standish Contract are, in all material respects, the same as those of the agreement pursuant to which Schroders served the Portfolio.
INVESTMENT ADVISORY FEES: HIRTLE CALLAGHAN. The table below sets forth the advisory fees received by Hirtle Callaghan from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated.

	FISCAL YEAR	FISCAL YEAR	FISCAL YEAR
	ENDED	ENDED	ENDED
	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006
The Value Equity Portfolio	$564,332	$514,670	$402,457
The Growth Equity Portfolio	$880,885	$732,919	$573,980
The Small Capitalization Equity Portfolio	$331,933	$314,739	$284,386
The Real Estate Securities Portfolio	*	*	*
The International Equity Portfolio	$953,268	$845,190	$655,750
The Emerging Markets Portfolio	*	*	*
The Institutional Value Equity Portfolio	*	*	*
The Institutional Growth Equity Portfolio	*	*	*
The Institutional Small Capitalization Equity Portfolio	*	*	*
The Institutional International Equity Portfolio	*	*	*
The Fixed Income Portfolio	$135,942	$123,208	$126,534
The Fixed Income II Portfolio	$141,414	$133,099	$132,596
The Fixed Income Opportunity Portfolio	$75,450	$71,469	$66,995
The Short-Term Municipal Bond Portfolio	$17,191	$15,407	$4,827
The Intermediate Term Municipal Bond Portfolio	$292,204	$279,483	$259,781

*	These Portfolios had not yet commenced operations as of June 30, 2008.
INVESTMENT ADVISORY FEES: SPECIALIST MANAGERS. In addition to the fees paid by the Trust to Hirtle Callaghan, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectuses.
SPECIALIST MANAGER FEES. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years:

				ACTUAL FEES
				EARNED FOR
				FISCAL YEAR
	SPECIALIST			ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008	2007	2006
The Value Equity Portfolio	ICAP	0.35% of average net assets	$3,030,061	$2,812,521	$2,309,111
	SSgA FM	0.04% of average net assets	$74,717	$66,307	$50,816
	J.S. Asset Management LLC (“JSAM”)(2)	0.40% of average net assets	$301,144	$239,859	$69,932
	AllianceBernstein	0.38% of the first $300 million in total Combined Assets and 0.37% on such assets over $300 million	♦	♦	♦
The Growth Equity Portfolio	Jennison	0.25% of average net assets	$1,616,463	$1,329,302	$1,522,280
	SSgA FM	0.04% of average net assets	$288,476	$238,271	$217,822
	SGA(3)	0.35% of average net assets	$1,387,474	$1,186,319	$51,237

				ACTUAL FEES
				EARNED FOR
				FISCAL YEAR
	SPECIALIST			ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008	2007	2006
The Small Capitalization Equity Portfolio	Frontier	0.45% of average net assets	$785,395	$723,213	$640,590
	Sterling Johnston(4)	0.60% of average net assets	$692,338	$761,621	$777,832
	Mellon Capital(5)	0.40% of average net assets	$372,269	$396,577	$370,946
	IronBridge(6)	0.60% of average net assets	$965,392	$867,598	$770,725
	Pzena	1.00% of average net assets	♦	♦	♦
	SSgA FM	0.04% of average net assets (subject to a minimum annual fee of $50,000)	♦	♦	♦
	Geewax	0.30% of average net assets	$363,643	$187,093	$247,286
The Real Estate Securities Portfolio	Wellington	0.75% of the average daily net assets on the first $50 million and 0.65% on assets over $50 million.	*	*	*
The International Equity Portfolio	CapGuardian(7)	0.60% of average net assets	$6,839,786	$1,764,581	$3,943,634
	Artisan(8)	0.75% of average net assets	$4,725,600	$698,010	$2,864,486
	Causeway(9)	0.45% of average net assets	$664,787	$303,204	$0
The Emerging Markets Portfolio	SSgA FM	0.85% for the first $50 million in average net assets, 0.75% for the next $50 million and 0.70% in excess of $100 million of such assets	*	*	*
The Institutional Value Equity Portfolio	ICAP	0.35% of average net assets	*	*	*
	SSgA FM	0.04% of average net assets	*	*	*
	JSAM(2)	0.40% of average net assets	*	*	*
	AllianceBernstein	0.38% of the first $300 million in total Combined Assets and 0.37% on such assets over $300 million	♦	♦	♦
	PIMCO	0.25% of average net assets	♦	♦	♦
The Institutional Growth Equity Portfolio	Jennison	0.25% of average net assets	*	*	*
	SSgA FM	0.04% of average net assets	*	*	*
	SGA	0.35% of average net assets	*	*	*
	PIMCO	0.25% of average net assets	♦	♦	♦

				ACTUAL FEES
				EARNED FOR
				FISCAL YEAR
	SPECIALIST			ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008	2007	2006
The Institutional Small Capitalization Equity Portfolio	Frontier	0.45% of average net assets	*	*	*
	Geewax	0.30% of average net assets	*	*	*
	Sterling Johnston	0.75% of average net assets	*	*	*
	Mellon Capital	0.30% of average net assets	*	*	*
	IronBridge	0.95% of average net assets	*	*	*
	Pzena	1.00% of average net assets	♦	♦	♦
	SSgA FM	0.04% of average net assets (subject to a minimum annual fee of $50,000)	♦	♦	♦
The Institutional International Equity Portfolio	CapGuardian	0.375 % of average net assets	*	*	*
	Artisan	0.47% of average net assets	*	*	*
	Causeway	0.50% of average net assets of first $100 million; 0.40% of such assets over $100 million	*	*	*
The Fixed Income Portfolio	Deutsche (10)	0.20% of average net assets	$0	$0	$201,253
	Aberdeen (11)	0.20% of average net assets	$543,767	$495,823	$257,640
The Fixed Income II Portfolio	BlackRock	0.21% of average net assets	$595,083	$565,834	$564,075
The Fixed Income Opportunity Portfolio	Seix (12)	0.43% of average net assets	$657,397	$344,154	$0
	Huff(12)	0.25% of average net assets of first $100 million; 0.20% of the next $100 million in such assets; 0.175% of such assets over $200 million	$0	$324,120	$669,929
The Short-Term Municipal Bond Portfolio	Breckinridge(13)	0.12% of average net assets	$42,977	$38,516	$12,068

				ACTUAL FEES
				EARNED FOR
				FISCAL YEAR
	SPECIALIST			ENDED JUNE 30,
PORTFOLIO	MANAGER	ADVISORY FEE RATE(1)	2008	2007	2006
The Intermediate Term Municipal Portfolio	Schroder Investment Management North America Inc. (“Schroders”)(14)	0.20% of average net assets	$1,168,817	$1,117,911	$1,039,104
	Standish(14)	0.20% of average net assets	—	—	—

*	These Portfolios had not yet commenced operations as of June 30, 2008.

♦	AllianceBernstein and PIMCO became Specialist Managers for each applicable Portfolio on December 5, 2008 and began providing portfolio management services to the applicable Portfolios on December 24, 2008 and April 22, 2009, respectively. Pzena and SSgA FM became Specialist Managers for each applicable Portfolio on August 28, 2009.

(1)	Rate shown applies to that portion of the indicated Portfolio’s assets allocated to the specified Specialist Manager.

(2)	JSAM served as a Specialist Manager for The Value Equity Portfolio from March 1, 2006 through December 19, 2008 and as a Specialist Manager for The Institutional Value Equity Portfolio from July 18, 2008 through December 19, 2008.

(3)	SGA has served as a Specialist Manager for The Growth Equity Portfolio since May 22, 2006.

(4)	With respect to The Small Capitalization Equity Portfolio, prior to June 30, 2008, Sterling Johnston was compensated under a fulcrum fee arrangement under which Sterling Johnston’s fee payment was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Sterling Johnston would have been entitled if the fulcrum fee arrangement had not been in effect.

(5)	From December 1, 2007 until June 30, 2008, the predecessor to Mellon Capital, Franklin Portfolio Associates, LLC (“FPA”) was compensated under a fulcrum fee arrangement under which FPA’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which FPA would have been entitled if the fulcrum fee had not been in effect.

(6)	From December 1, 2007 until June 30, 2008, IronBridge was compensated under a fulcrum fee arrangement under which IronBridge’s payment for The Small Capitalization Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal year ended June 30, 2008 reflects an adjustment in the amount to which IronBridge would have been entitled if the fulcrum fee had not been in effect.

(7)	Prior to June 30, 2008, CapGuardian was compensated under a fulcrum fee arrangement under which CapGuardian’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amounts shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which CapGuardian would have been entitled if the fulcrum fee had not been in effect.

(8)	With respect to The International Equity Portfolio, prior to June 30, 2008, Artisan was compensated under a fulcrum fee arrangement under which Artisan’s fee payment for The International Equity Portfolio was subject to an adjustment upwards or downwards depending upon the investment results achieved by it. The amount shown for the fiscal years ended June 30, 2006, June 30, 2007 and June 30, 2008 reflect adjustments in the amount to which Artisan would have been entitled if the fulcrum fee arrangement had not been in effect.

(9)	Causeway was approved to serve as an additional Specialist Manager for The International Equity Portfolio as of May 22, 2006.

(10)	Deutsche served as Specialist Manager from July 1, 1998 to November 28, 2005. Effective on that date, Aberdeen replaced Deutsche as specialist manager to this Portfolio.

(11)	Aberdeen has served as a Specialist Manager for The Fixed Income Portfolio since November 28, 2005, at which time Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Portfolio’s previous Specialist Manager. Aberdeen voluntarily waived its fee down to 0.185% through December 31, 2006.

(12)	Huff served as Specialist Manager from July 2, 2002 to December 16, 2006. Effective on that date, Seix replaced Huff as specialist manager to this Portfolio.

(13)	Breckinridge has served as a Specialist Manager for The Short-Term Municipal Bond Portfolio since the inception of the Portfolio on March 1, 2006.

(14)	Schroders served as Specialist Manager from October 27, 2003 to December 5, 2008. Effective December 5, 2008, Standish replaced Schroders as specialist manager to this Portfolio.
ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).
Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto; and (d) maintenance of the Trust’s registration in the various states in which shares of the Trust are offered. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s transfer and dividend disbursing agent, as well as the Trust’s accounting agent and receives fees for such services. For its services, Citi receives a single all-inclusive fee (“Omnibus Fee”). For the period July 1, 2006 through December 31, 2006 the Omnibus Fee, which is computed daily and paid monthly in arrears, was calculated at an annual rate as indicated in the table below:

Portfolio	Fee
The Value Equity, Growth Equity, Small Capitalization Equity, and International Equity Portfolios	0.11% of aggregate average net asset levels up to $1.40 billion; 0.10% of such assets over $1.40 billion up to $1.75 billion; 0.09% of such assets over $1.75 billion up to $2.10 billion; and 0.055% of such assets over $2.10 billion up to $2.60 billion; and 0.01% of such assets over $2.6 billion up to $3.2 billion: and 0.005% of such assets over $3.2 billion

Portfolio	Fee
The Short-Term Municipal Bond, Intermediate Term Municipal Bond, Fixed Income, Fixed Portfolios Income Opportunity, and Fixed Income II Portfolios	0.09% of aggregate average net assets levels up to $600 million; 0.08% of such assets over $600 million up to $750 million; 0.07% of such assets over $750 million up to $900 million; and 0.035% of such assets over $900 million up to $1 billion; and 0.0075% of such assets over $1 billion
Since January 1, 2007 the Omnibus Fee, which is computed daily and paid monthly in arrears, is calculated at an annual rate as indicated in the table below:

Portfolio	Fee
All Portfolios	0.054% of the Portfolios’ average daily net assets up to $6 billion; and
0.005% of the Portfolios’ average daily net assets in excess of $6 billion

For the fiscal years ended June 30, 2006, 2007 and 2008 Citi, as Administrator received administration fees in the following amounts for each of the Portfolios:

	FISCAL	FISCAL	FISCAL
	YEAR	YEAR	YEAR
	ENDED	ENDED	ENDED
	JUNE 30,	JUNE 30,	JUNE 30,
	2008	2007	2006
The Value Equity Portfolio	$546,245	$560,645	$549,069
The Growth Equity Portfolio	$851,508	$785,480	$776,190
The Small Capitalization Equity Portfolio	$321,004	$363,554	$389,214
The Real Estate Securities Portfolio	*	*	*
The International Equity Portfolio	$922,003	$907,033	$896,090
The Emerging Markets Portfolio	*	*	*
The Institutional Value Equity Portfolio	*	*	*
The Institutional Growth Equity Portfolio	*	*	*
The Institutional Small Capitalization Equity Portfolio	*	*	*
The Institutional International Equity Portfolio	*	*	*
The Fixed Income Portfolio	$131,368	$147,212	$175,797
The Fixed Income II Portfolio	$136,667	$159,369	$178,922
The Fixed Income Opportunity Portfolio	$72,918	$85,575	$93,030
The Short-Term Municipal Bond Portfolio**	$16,619	$18,696	$6,178
The Intermediate Term Municipal Bond Portfolio	$282,439	$334,610	$360,631

*	Each of The Real Estate Securities Portfolio, The Emerging Markets Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Institutional International Equity Portfolio commenced operations after June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.
Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO, to deliver to the Board.
On April 1, 2009 Unified Financial Securities, Inc. (“Unified”) began serving as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 10, 2009. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of Hirtle Callaghan and financial intermediaries that have established a relationship with Hirtle Callaghan, the services to be provided by Unified are limited. Unified will receive an annual fee of $10,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridien St., Suite 300, Indianapolis, IN, 46208.
Prior to April 1, 2009, Foreside Fund Services LLC (“Foreside”) served as the Trust’s principal underwriter Foreside’s offices are located at Three Canal Plaza, Suite 100, Portland, ME 04101.
On January 1, 2009, Alaric Compliance Services LLC (“Alaric”), 800 Third Ave., 11th Flr., New York, NY, 10022 began providing CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement. Alaric makes an Alaric employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, make findings and conduct reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers.
Prior to January 1, 2009, Foreside Compliance Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101 (“Foreside Compliance”) provided CCO services to the Trust and its Portfolios. Foreside Compliance is an affiliate of Foreside, the former principal underwriter for the Trust.
State Street Bank and Trust Company is the Trust’s custodian and is an affiliate of SSgA FM, which serves as a Specialist Manager for the Value Equity, Growth Equity, Emerging Markets, Institutional Value Equity and Institutional Growth Equity Portfolios. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. For the period July 1, 2006 through December 31, 2006 the custodian was compensated at the rate of 0.0125% of the Trust’s domestic assets and 0.07% of the Trust’s foreign assets in developed countries. Beginning January 1, 2007 the custodian is compensated at the rate of 0.01% of the Trust’s domestic assets, 0.0525% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at Two World Financial Center, 225 Liberty St., New York, NY 10281.
FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES
As stated in the Prospectuses, the Trust currently consists of fifteen portfolios, all of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios —The Value Equity, Growth Equity, Small Capitalization Equity, Real Estate Securities, International Equity and Emerging Markets Portfolios; The Institutional Equity Portfolios — The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization Equity, and Institutional International Equity Portfolios; and The Income Portfolios —The Fixed Income, Fixed Income II, Fixed Income Opportunity, Short-Term Municipal Bond, Intermediate Term Municipal Bond Portfolios.
The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments that may be made by Specialist Managers on behalf of the Portfolios. The table below summarizes the range of investments that the individual Portfolios are permitted to acquire. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectuses and in this Statement of Additional Information.
Further, as indicated in the Prospectuses, that portion of the assets of The Value Equity, Growth Equity, Institutional Value Equity and Institutional Growth Equity Portfolios (“Index Accounts”) that have been allocated to SSgA FM and the indexing strategy that SSgA FM has been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that SSgA FM is authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).
The Equity and Institutional Equity Portfolios

Inst.
			Small	Real		Emerging	Inst.	Inst.	Small	Inst.
Investment Instrument/Strategy	Value	Growth	Cap	Estate	Int’l	Markets	Value	Growth	Cap	Int’l
ADRs, EDRs and GDRs	x	x	x	x	x	x	x	x	x	x
Agencies	*	*	*	*	*	*	x	x	*	*
Asset-Backed Securities	—	—	—	—	—	—	x	x	—	—
Cash Equivalents	*	*	*	*	*	*	x	x	*	*
Collateralized Mortgage Obligations	—	—	—	—	—	—	x	x	—	—
Commercial Paper	*	*	*	*	*	*	x	x	*	*
Common Stock	x	x	x	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x	x	x	x
Corporates	—	—	—	—	—	—	x	x	—	—
Depositary Receipts	x	x	x	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x	x	x	x
Floaters	*	*	*	—	*	*	x	x	*	*
Foreign Currency	—	—	—	x	x	x	x	x	—	x
Foreign Equity (US $)	x	x	x	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x	x	x	x
Foreign Fixed-Income Securities	—	—	—	—	—	—	x	x	—	—

Inst.
			Small	Real			Inst.	Inst.	Small	Inst.
Investment Instrument/Strategy	Value	Growth	Cap	Estate	Int’l	Emerging Markets	Value	Growth	Cap	Int’l
Forwards	**	**	**	x	**	**	x	x	**	**
Futures	**	**	**	**	**	**	x	x	**	**
High Yield Debt Securities	—	—	—	x	—	—	—	—	—	—
Investment Companies	x	x	x	x	x	x	x	x	x	x
Investment Grade Debt Securities	—	—	—	x	—	—	x	x	—	—
Money Market Funds	x	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	—	—	—	x	—	—	x	x	—	—
Mortgage Securities	—	—	—	—	—	—	x	x	—	—
Municipals	—	—	—	—	—	—	x	x	—	—
Options	**	**	**	x	**	**	x	x	**	**
Preferred Stock	x	x	x	x	x	x	x	x	x	x
Private Placements	—	—	—	x	—	—	x	x	—	—
REITs	x	x	x	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	*	*	*	x	x	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	x	x	*	*
Rights	x	x	x	x	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x	x	x	x
Short Sales	**	**	**	**	**	**	**	**	**	**
Step-Up Bonds	—	—	—	—	—	—	x	x	—	—
Stripped Mortgage-Backed Securities	—	—	—	—	—	—	x	x	—	—
Structured Notes	x	x	x	—	x	x	x	x	x	x
Swaps	x	x	x	—	x	x	x	x	x	x
TIPS	—	—	—	—	—	—	x	x	—	—
U.S. Governments	*	*	*	*	*	*	x	x	*	*
Warrants	x	x	x	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x	x	x	x
Yankees and Eurobonds	—	—	—	—	—	—	x	x	—	—
Zero Coupon Agencies	—	—	—	—	—	—	x	x	—	—

The Income Portfolios:

Fixed Inc.
Investment Instrument/Strategy	Fixed	Fixed II	Oppy.	Short-Term	Interm.
Agencies	x	x	x	x	*
Asset-Backed Securities	x	x	x	x	—
Brady Bonds	x	x	x	—	—
Cash Equivalents	x	x	x	x	*
Collateralized Bond Obligations	—	—	x	—	—
Collateralized Debt Obligations	—	—	x	—	—
Collateralized Loan Obligations	—	—	x	—	—
Collateralized Mortgage Obligations	x	x	x	x	—
Commercial Paper	x	x	x	x	*
Convertibles	x	x	x	—	—
Corporates	x	x	x	—	—
Depositary Receipts	—	x	x	—	—
Emerging Markets Securities	—	—	x	x	—
Floaters	x	x	x	—	—
Foreign Currency	x	x	x	—	—
Foreign Equity (US $)	—	—	x	—	—
Foreign Equity (non-US $)	—	—	x	—	—
Foreign Fixed Income Securities	x	x	x	—	—
Mortgage Securities	x	x	x	x	—
Forwards	x	x	x	—	—
Futures	x	x	x	x	—
High Yield Securities	—	x	x	—	—
Inverse Floaters	x	x	x	—	—
Investment Companies	x	x	x	x	x
Loan (Participations and Assignments)	—	—	x	x	—
Municipals	x	x	x	—	x
Options	x	x	x	x	—
Preferred Stock	x	x	x	—	—
REITS	—	—	x	—	—
Repurchase Agreements	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*
Rights	—	x	x	—	—
Stripped Mortgage-Backed Securities	—	x	x	—	—
Securities Lending	x	x	x	x	x

Fixed Inc.
Investment Instrument/Strategy	Fixed	Fixed II	Oppy.	Short-Term	Interm.
Short Sales	**	**	**	**	**
Step-Up Bonds	x	x	x	—	—
Structured Investments	x	x	x	x	x
Structured Notes	x	x	x	x	x
Swaps	x	x	x	x	x
TIPs	—	—	x	—	—
U.S. Governments	x	x	x	x	x
Warrants	—	—	x	—	—
When-Issued Securities	x	x	x	x	x
Yankees and Eurobonds	x	x	x	—	—
Zero Coupons Agencies	x	x	x	x	—

*	Money market instruments for cash management or temporary purposes

**	For hedging purposes
MUNICIPAL SECURITIES
As stated in the Prospectuses, The Short-Term Municipal Bond and Intermediate Term Municipal Bond Portfolios, and to a lesser extent The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.
The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to “general obligations” and/or “revenue obligations” may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.
An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectuses. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio’s original investment.
Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.
Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days notice, of all or any part of the Portfolio’s participation interest in the underlying municipal security, plus accrued interest.
PRIVATE PLACEMENTS. Certain of the Portfolios may invest in private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.
MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.
TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.
As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each Municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of that Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that Portfolio.
PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES
MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. A Portfolio may invest in mortgage-backed securities issued or guaranteed by U.S. government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.
Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.
Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.
The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.
On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.
On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program are scheduled to expire in December 2009.
FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.
FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.
REITs are sometimes informally characterized as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Real Estate Securities Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.
Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).
MONEY MARKET INSTRUMENTS
REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.
Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.
COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional Value Equity Portfolio, Institutional Growth Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectuses. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.
BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.
VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.
Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.
The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.
SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.
HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Fixed Income Opportunity Portfolio invests primarily in such securities. The Real Estate Securities Portfolio and The Fixed Income II Portfolio may also invest in such securities according to each Portfolio’s Prospectus. While any investment carries some risk, certain risks associated with high yield securities are different than those for investment grade securities. The risk of loss through default is greater because high yield securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.
In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.
The economy and interest rates may affect high yield securities differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.
If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.
In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.
The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.
The Specialist Managers continuously monitor the issuers of high yield securities held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.
CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.
WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances.
LOAN PARTICIPATIONS AND ASSIGNMENTS. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.
A Portfolio may have difficulty disposing of Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over-the-counter. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.
With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.
ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.
TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics.  CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
FOREIGN INVESTMENTS.
FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs, which are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominate in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR or GDR programs may be sponsored or unsponsored. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ These depositary receipts may be sponsored or unsponsored. Depositary receipts may or may not be denominated in the same currency as the underlying securities. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Currently, The Fixed Income Portfolio intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (the “World Bank”), the African Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above.
The Real Estate Securities Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.
CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectuses, certain Portfolios may use forward foreign currency exchange contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts and other currency related instruments, together with the risks that may be associated with their use.
ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.
FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. To the extent indicated in the Prospectuses, the Portfolios may use forward contracts to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity and Emerging Markets Portfolios may also use forward contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”
The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the Portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.
At or before the maturity date of a forward contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.
Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.
HEDGING INSTRUMENTS AND OTHER DERIVATIVES.
OPTIONS. To the extent indicated in the Prospectuses, the Portfolios may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure pending investment. The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the over-the-counter (“OTC”) markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.
ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.
OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.
Put options may be purchased in order to hedge against a decline in market value of a security held by the purchasing Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the purchasing portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the purchasing portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.
OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.
Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the portfolio that sold the put will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio that has written (sold) the option is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio that has written (sold) the put option will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.
OPTIONS ON SECURITIES INDICES. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.
Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult to the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Portfolio manager anticipates that at least one dealer quote is available.
Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.
FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectuses, the Portfolios may use futures contracts and options on futures contracts. With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, a Portfolio may invest in futures-related instruments only for hedging purposes and to gain market exposure pending investment and only in a manner consistent with its investment objective and policies. With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolios, no Portfolio may commit more than 5% of its net assets, in the aggregate, to margin deposits on futures contracts or premiums for options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each of The Institutional Value Equity and Institutional Growth Equity Portfolios will invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the securities included in the underlying index.
ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.
FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.
OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by the Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.
RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.
As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.
The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.
With the exception of The Institutional Value Equity and Institutional Growth Equity Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).
When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. Government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.
When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.
SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.
ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.  The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans.  Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments.  The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.
The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.
A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio will not enter into any swap agreement unless the Specialist Manager believes that the other party to the transaction is creditworthy. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay a Portfolio the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. A Portfolio will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Portfolio on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Portfolio on the notional amount.
Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions.  For purposes of each of the Portfolio’s requirements under Rule 12d3-1 (where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) and Section 5b-1 where, for example, a diversified Portfolio is prohibited from owning more than 5% of its total assets in any one issuer with respect to 75% of a Portfolio’s total assets, the mark-to-market value will be used to measure the Portfolio’s counterparty exposure.  In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.
A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year.  There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments. For purposes of calculating these percentage limitations, a Portfolio will refer to the notional amount of the swap.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and Hirtle Callaghan, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.
Pursuant to an exemption under Rule 4.5(a)(i) of the Commodity Exchange Act (“CEA”) the Trust continues to rely on an exclusion from the definition of “commodity pool operator” under the CEA and, therefore, is not subject to registration or regulation as a pool operator under the CEA. The Trust has filed the appropriate documentation with the National Futures Association pursuant to this exemption.
OTHER HEDGING INSTRUMENTS. Generally, a fund’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.
The Portfolios may invest in exchange-traded funds (“ETFs”) as part of each portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.
Among the ETFs in which the Portfolios may invest are Standard & Poor’s Depositary Receipts (“SPDRs”) and iShares®. SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities.

iShares®* are exchange-traded funds, traded on the American Stock Exchange, Chicago Board Options Exchange and New York Stock Exchange. iShares® are not actively managed. Rather, an iShares®’ objective is to track the performance of a specified index. Therefore, securities may be purchased, retained and sold by iShares® at times when an actively managed trust would not do so. As a result, you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the iShares® portfolio was not fully invested in such securities. Because of this, the price of iShares can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in such iShares®.
The Portfolios may invest in iShares in excess of the statutory limits in reliance on an exemptive order issued to that entity, provided that certain conditions are met.
LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.
MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.
NON-DIVERSIFICATION. The Real Estate Securities and Short-Term Municipal Bond Portfolios are classified as a non-diversified investment portfolios under the 1940 Act.  As such, there is no limit on the percentage of assets which can be invested in any single issuer.  An investment in one of these Portfolios, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Portfolio.  Any economic, political, or regulatory developments affecting the value of the securities in a Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio was diversified among more issuers.  Each of the Portfolios intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  This undertaking requires that at the end of each quarter of each Portfolio’s taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.
INVESTMENT RESTRICTIONS
In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 though 10) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.
A PORTFOLIO MAY NOT:
1.	With the exception of The Real Estate Securities and Short-Term Municipal Bond Portfolios, purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its

*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund. performance of the specified index due to reductions in the iShares’ performance attributable to transaction and other expenses, including fees paid by the iShares portfolio to service providers.

iShares® is a registered investment company unaffiliated with the Trust, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area.

agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectuses.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectuses shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	Purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

8.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectuses.

9.	With the exception of The Real Estate Securities Portfolio, no Portfolio may invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

10.	With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.
The following investment restrictions (11 through 14) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.
11.	A Portfolio may not make short sales of securities, maintain a short position, or purchase securities on margin, provided that this restriction shall not preclude the Trust from obtaining such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and provided further that this restriction will not be applied to limit the use by a Portfolio of options, futures contracts and similar derivative financial instruments in the manner described in the Trust’s Prospectuses.

12.	A Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act.

13.	Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.

14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

15.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with notice as required by Rule 35d-1 under the Investment Company Act prior to any change in such an investment policy. As of the date of this Statement of Additional Information, that meant that any notice required to be delivered to shareholders of such Portfolios for the purpose of announcing an intended change in the non-fundamental policy listed below will be provided with at least 60 days’ notice in plain English in a separate written document. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.
a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

c.	The Real Estate Securities Portfolio will invest at least 80% of its assets in equity and debt securities issued by U.S. and non-U.S. real estate-related companies, as defined in the Trust’s Prospectus.

d.	The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

e.	The Emerging Markets Portfolio will, under normal market conditions, invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States that are determined by the Specialist Manager to be “emerging markets.”

f.	The Institutional Small Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization issuers, as defined in the Trust’s Prospectuses.

g.	The Institutional International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

h.	The Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities of all types.

i.	The Fixed Income II Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

j.	The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as “junk bonds”) that, at the time of purchase, are rated below the fourth highest category assigned by one of the major independent rating agencies, or of comparable quality.

k.	The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

l.	The Intermediate Term Municipal Bond Portfolio will invest at least 80% of its assets in intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax.
An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken. In order to permit the sale of its shares in certain states, the Trust may make commitments more restrictive than those described above. Should the Trust determine that any such commitment may no longer be appropriate, the Board will consider whether to revoke the commitment and terminate sales of its shares in the state involved.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.
PORTFOLIO TRANSACTIONS AND VALUATION
PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated.

	YEAR ENDED	YEAR ENDED	YEAR ENDED
PORTFOLIO	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006
The Value Equity Portfolio	$1,263,550	$1,168,560	$1,091,078
The Growth Equity Portfolio	$1,177,676	$973,554	$1,083,927
The Small Capitalization Equity Portfolio	$1,478,584	$1,611,879	$1,540,221
The Real Estate Securities Portfolio	*	*	*
The International Equity Portfolio	$2,416,423	$2,280,609	$1,604,170
The Emerging Markets Portfolio	*	*	*
The Institutional Value Equity Portfolio	*	*	*
The Institutional Growth Equity Portfolio	*	*	*
The Institutional Small Capitalization Equity Portfolio	*	*	*
The Institutional International Equity Portfolio	*	*	*
The Fixed Income Portfolio	$0	$0	$0
The Fixed Income II Portfolio	$24,244	$21,944	$11,702
The Fixed Income Opportunity Portfolio	$2	$0	$0
The Short-Term Municipal Bond Portfolio	$0	$0	$0 **
The Intermediate Term Municipal Bond Portfolio	$0	$0	$0

*	None of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio, The Real Estate Securities Portfolio and The Emerging Markets Portfolio had commenced operations as of June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.
The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust’s Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.
The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Equity Portfolios to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. “NA” indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio.
The Real Estate Securities, Emerging Markets and Institutional Equity Portfolios had not yet commenced operations as of June 30, 2008. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

	VALUE EQUITY			GROWTH EQUITY
	2008	2007	2006	2008	2007	2006
State Street
Commissions paid ($)	$1,539	$2,644	$35	$2,638	$2,871	$190,146
% of commissions	0.12%	0.23%	0.00003%	0.22%	0.29%	17.54%
% of transactions	0.11%	1.86%	0.15%	0.15%	6.85%	26.09%

	VALUE EQUITY			GROWTH EQUITY
	2008	2007	2006	2008	2007	2006
Wachovia
Commissions paid ($)	N/A	N/A	N/A	$412	N/A	$1,491
% of commissions	N/A	N/A	N/A	0.03%	N/A	0.14%
% of transactions	N/A	N/A	N/A	0.05%	N/A	0.08%
In no instance will portfolio securities be purchased from or sold to Specialist Managers, Hirtle Callaghan or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.
PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization Equity Portfolio, The Institutional Small Capitalization Equity Portfolio ,The Fixed Income Portfolio and The Fixed Income II Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Fixed Income and Fixed Income II Portfolios have historically had significant portfolio turnover (e.g., over 150%/year), and it is anticipated that such portfolio turnover will continue in the future. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.
Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

	FISCAL YEAR ENDED	FISCAL YEAR ENDED	FISCAL YEAR ENDED
PORTFOLIO	JUNE 30, 2008	JUNE 30, 2007	JUNE 30, 2006
The Value Equity Portfolio	76.84%	69.13%	73.19%
The Growth Equity Portfolio	42.13%	39.88%	60.01%
The Small Capitalization Equity Portfolio	111.13%	116.02%	101.53%
The Real Estate Securities Portfolio	*	*	*
The International Equity Portfolio	57.27%	53.77%	37.24%
The Emerging Markets Portfolio	*	*	*
The Institutional Value Equity Portfolio	*	*	*
The Institutional Growth Equity Portfolio	*	*	*
The Institutional Small Capitalization Equity Portfolio	*	*	*
The Institutional International Equity Portfolio	*	*	*
The Fixed Income Portfolio	221.76%	169.45%	175.82%
The Fixed Income II Portfolio	201.23%	159.95%	573.92%
The Fixed Income Opportunity Portfolio	113.40%	139.66%	27.34%
The Short-Term Municipal Bond Portfolio**	37.07%	33.45%	29.56%
The Intermediate Term Municipal Bond Portfolio	17.20%	14.63%	17.79%

*	None of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio, The Institutional International Equity Portfolio, The Real Estate Securities Portfolio and The Emerging Markets Portfolio had commenced operations as of June 30, 2008.

**	The Short-Term Municipal Bond Portfolio commenced operations on March 1, 2006.
VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.
In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board shall determine in good faith to reflect the security’s fair value. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars last quoted by any major bank. If there have been no sales on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.
When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time the Portfolios’ net asset value per share is calculated (a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair

Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger
PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Funds. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios. Neither the Trust nor any service provider to the Trust may disclose material information about the Funds’ portfolios holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Funds. In no event shall such information be disclosed for compensation.
ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS
Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of Hirtle Callaghan.
As noted in the Prospectuses, investment in the Trust is currently limited to clients of Hirtle Callaghan or a financial intermediary that has established a relationship with Hirtle Callaghan. Accordingly, unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.
The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2008.
It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.
Aberdeen Asset Management, Inc. (“Aberdeen”) serves as a Specialist Manager for The Fixed Income Portfolio. Aberdeen Asset Management PLC has a controlling interest in Aberdeen. As indicated in the Prospectuses, the portfolio management team responsible for day-to-day investment decisions for The Fixed Income Portfolio consists of Messrs. J. Christopher Gagnier, Keith Bachman, Oliver Boulind, Neil Moriarty, Daniel Taylor, Timothy Vile, Michael Degernes and Edward Grant. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Portfolio Management Team	8	$3.2 billion	9	$4.3 billion	167	$28.1 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Portfolio Management Team	0	—	0	—	3	$454 million

CONFLICTS OF INTEREST. Aberdeen manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Aberdeen has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Aberdeen believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. The general compensation and incentive program for professionals directly involved in the management of The Fixed Income Portfolio typically comprises base salary, which is linked to responsibilities and peer comparison, and variable compensation components linked to their contribution to the results of The Fixed Income Portfolio strategy. Given the team structure, Aberdeen believes it is extremely important that each manager is compensated on the results of the entire client portfolio, as opposed to the performance of the sector for which they are responsible. This approach allows Aberdeen to create a work environment that fosters excellence, teamwork and mutual respect—key ingredients to attracting and maintaining a talented and experienced staff that has a vested interest in the success of the firm. The variable components of compensation generally include cash award (performance bonus) and equity participation. As an individual advances within the organization, the variable components of compensation generally increase as a percentage of the total. Equity incentives also have staff retention benefits, as leaving the firm may lead to forfeiture of the awards.
AllianceBernstein L.P. (“AllianceBernstein”) AllianceBernstein serves as a Specialist Manager for The Value Equity and Institutional Value Equity Portfolios. AllianceBernstein L.P. is 63% owned by AXA Financial, Inc., a wholly-owned subsidiary of AXA, a global financial services organization, and 32.7% owned by the public (including former employees), with the remainder held by the Firm’s directors, officers and employees. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, New York, 10105, and the address of its parent company, AXA Financial, Inc., is 25 Avenue Matignon, 75008 Paris, France. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to AllianceBernstein. Messrs. Gerry Paul and David Yuen also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth on the next page.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Gerry Paul*	125	$77,163 million	131	$30,480 million	40,457	$153,763 million
David Yuen*	124	$76,742 million	130	$30,335 million	40,436	$150,812 million
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Gerry Paul*	3	$10,508 million	3	$0.685 million	117	$15,348 million
David Yuen*	3	$10,508 million	3	$0.685 million	113	$14,756 million

*	Messrs. Paul and Yuen began providing portfolio management services to the portion of the Portfolio allocated to AllianceBernstein in 2009.

CONFLICTS OF INTEREST. AllianceBernstein, as an Investment Adviser registered with the SEC, and as a fiduciary to its various clients, has adopted several specific statements of policy and procedure designed to reduce or eliminate potential conflicts of interest that may arise from time to time. These policies apply to all AllianceBernstein employees.
Accordingly, AllianceBernstein has designated Mark Anderson as our Conflicts Officer. Identifying conflicts of interest, both actual and potential, is an ongoing process. He is also a member of the Conflicts Committee, which is comprised of senior members of the Legal and Compliance Department. The Conflicts Committee confers about various conflicts at the firm and in our industry, advising on policies and procedures where relevant and maintaining a list of conflicts. These policies are constructed and implemented by the Legal and Compliance Department in coordination with the relevant business areas. We also disclose other regulatory conflicts in our Form ADV Part II and our Compliance Manual.
Furthermore, AllianceBernstein has adopted a Code of Business Conduct and Ethics regarding personal investing of its employees and Statements on Ethics covering various conflicts including outside business affiliations, transactions with family members and related parties, receipt of and giving of gifts and entertainment and proxy voting. These policy statements are distributed and acknowledged by employees no less frequently than annually and are delivered to all new employees upon hire.
In addition to various trading restrictions, and the requirement that AllianceBernstein employees maintain their personal brokerage accounts with one of three designated brokerage firms, employees of AllianceBernstein and its subsidiaries are required to pre-clear all personal securities transactions and to report each transaction to AllianceBernstein’s Compliance personnel. All employees of AllianceBernstein are forbidden to trade, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.
COMPENSATION. We recruit and retain outstanding individuals both by offering attractive financial incentives and by providing a highly stimulating work environment characterized by intellectual challenge, variety and a high level of personal independence within the framework of a clear and disciplined investment process. We keep the effectiveness of our compensation and incentives under constant review.
Compensation is typically paid in the form of base salary and a performance bonus. A portion of the bonus is deferred. The mix of different elements varies from person to person, with the element of deferred compensation typically more significant for more senior members of the firm. We aim to pay compensation which is highly competitive within the industry. Equity incentives are not generally offered.
Bonuses are based on evaluation of our investment professionals using a range of criteria that is not formulaic. Analysts, for example, are assessed on the basis of a ranking by Chief Investment Officers and Directors of Research from around the world. Their evaluation is based on factors including the contribution made by the analyst to alpha, their breadth and depth of research knowledge, and their attention to issues that can drive the performance of the stocks that they follow. Portfolio managers are assessed by the Chief Investment Officers to whom they report on their involvement in the research process and in other aspects of portfolio management; their success in establishing and maintaining client relationships and their contribution to team effectiveness.
The results of this evaluation help determine annual compensation, but individual elements of compensation are not mechanically determined. This balanced approach to appraisal and compensation helps to maintain the integrity of our investment approach by ensuring, for example, that investment professionals are not tempted to chase short-term performance.
Artisan Partners Limited Partnership (“Artisan Partners”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Artisan Investment Corp has a controlling interest in Artisan Partners. Mr. Mark L. Yockey, a managing director of Artisan Partners, is responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to Artisan Partners. Mr. Yockey also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Mark L. Yockey	5	$17.4 billion	3	$415 million	26	$8.2 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. Artisan Partners’ international growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within two investment strategies (international growth and international small-cap growth). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. All investment accounts managed by Artisan Partners within a single investment strategy are managed to a single model, such that all client portfolios within a particular investment strategy (including the international growth investment strategy in which Artisan Partners manages assets for the Hirtle Callaghan International Equity Portfolio) are essentially the same, provided that there may be certain exceptions resulting from: (i) client-directed restrictions and limitations; and (ii) cash flows into and out of such accounts. Because of these considerations, and because of differences between Artisan Partners’ international growth and international small-cap growth strategies, Artisan Partners’ international growth investment team may from time to time purchase securities, including initial public offerings, for one client account, but not for another client account for which that team is responsible. As a result, performance dispersion among client accounts within the international growth strategy may occur. In addition, some of the portfolios Artisan Partners manages in its international growth strategy may have fee structures, including performance fees that are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the fund to Artisan Partners.
Artisan Partners has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the potential conflicts associated with managing portfolios for multiple clients. In addition, Artisan Partners monitors a variety of areas, including compliance with primary fund guidelines (to the extent applicable to the Artisan Partners portion of the portfolio), the allocation of IPOs and compliance with the firm’s Code of Ethics.
COMPENSATION. An Artisan Partners portfolio manager is compensated through an industry competitive fixed base salary and a subjectively determined incentive bonus that is a portion of a bonus pool the aggregate of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategy, including the fund. A portfolio manager is not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns the portfolio manager’s interests more closely with the long-term interests of clients. Artisan Partners portfolio managers participate in group life, health, medical reimbursement, and retirement plans that are generally available to all salaried employees of the firm. All senior professionals, including portfolio managers have limited partnership interests in the firm.
BlackRock Financial Management, Inc. (“BlackRock”) serves as a Specialist Manager for The Fixed Income II Portfolio. Messrs. Scott Amero, Matthew Mara and Andrew J. Phillips are responsible for making day-to-day investment decisions for that portion of The Fixed Income II Portfolio allocated to BlackRock. Messrs. Amero, Mara and Phillips also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Arledge*	6	$ 4.89 billion	3	$1.44 billion	0	0
Matthew Mara	23	$23.90 billion	19	$7.14 billion	279	$101.60 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Curtis Arledge*	0	0	0	0	0	0
Matthew Mara	0	0	2	$1.34 billion	13	$6.47 billion

*	Mr. Arledge, joined the firm on July 1, 2008. He began providing portfolio management services to The Fixed Income II Portfolio in 2009.
POTENTIAL MATERIAL CONFLICTS OF INTEREST. BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made for the Fund(s). In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors or employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Fund. In this regard, it should be noted that Messrs. Amero, Marra and Phillips currently manage certain accounts that are subject to performance fees. In addition, Mr. Amero assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.
COMPENSATION. BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.
Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Fund include the following:

Portfolio Manager	Benchmarks Applicable to Each Manager
Curtis Arledge	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Barclays Capital Aggregate Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Matthew Marra	A combination of market-based indices (e.g., Lehman Brothers Intermediate Government Index, Lehman Brothers Intermediate Government/Credit Index, Lehman Brothers U.S. Aggregate Index), certain customized indices and certain fund industry peer groups.
BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above. Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
     Long-Term Retention and Incentive Plan (“LTIP”) — The LTIP is a long-term incentive plan that seeks to reward certain key employees. Prior to 2006, the plan provided for the grant of awards that were expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Messrs. Amero, Marra and Phillips have each received awards under the LTIP.
     Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Amero, Marra and Phillips have each participated in the deferred compensation program.
     Options and Restricted Stock Awards — A portion of the annual compensation of certain employees is mandatorily deferred into BlackRock restricted stock units. Prior to the mandatory deferral into restricted stock units, the Company granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also granted restricted stock awards designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years. Messrs. Amero, Marra and Phillips have each been granted stock options and/or restricted stock in prior years.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
     Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as a Specialist Manager for The Short-Term Municipal Bond Portfolio. Mr. Peter B. Coffin, president of Breckinridge and David Madigan, Martha Field Hodgman and Susan S. Mooney all Senior Vice Presidents of Breckinridge as well as Matthew Buscone, Portfolio Manager, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio. The portfolio management team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.
OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Breckinridge Portfolio Management Team	0	0	5	$131 million	3192	$5.9 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.
Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.
COMPENSATION. Breckinridge’s portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms’ overall profitability. It is not tied to the performance of any individual account. All of Breckinridge’s portfolio managers hold an equity position (or options to acquire an equity position) which entitle them to share in the firm’s profits and long-term growth.
Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. CapGuardian is a wholly owned subsidiary of Capital Group International, Inc., a group of companies that provides institutional investment services. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to CapGuardian. These individuals also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	Other Registered		Other Pooled Investment
	Investment Companies [1]		Vehicles[2]		Other Accounts[3,4]
		Total	Number
	Number of	Assets	of	Total Assets	Number of	Total Assets
Manager Name	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Du Manoir, Gerald	6	$1.52	7	$12.78	272	$30.06
Fisher, David	23	$20.88	28	$28.39	239	$69.57
Gromadzki, Arthur	6	$1.52	6	$12.74	186	$27.87
Havas, Richard	11	$2.96	21	$20.97	160	$51.11
Kwak, Seung	6	$1.52	7	$12.85	138	$48.70
Kyle, Nancy	10	$2.83	16	$19.53	126	$36.96
Sauvage, Lionel	10	$2.83	21	$24.73	216	$64.60
Sikorsky, Nilly	7	$2.01	14	$19.30	220	$61.90
Staehelin, Rudolf	8	$2.18	16	$21.68	185	$45.99

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	Registered Investment		Other Pooled Investment
	Companies [1]		Vehicles[2]		Other Accounts[3,4]
	Number of	Total Assets	Number of	Total Assets	Number of	Total Assets
Manager Name	Accounts	(in billions)	Accounts	(in billions)	Accounts	(in billions)
Du Manoir, Gerald	0	—	0	—	3	$0.80
Fisher, David	0	—	0	—	8	$3.15
Gromadzki, Arthur	0	—	0	—	3	$1.01
Havas, Richard	0	—	0	—	7	$1.96
Kwak, Seung	0	—	0	—	12	$9.23
Kyle, Nancy	0	—	0	—	4	$1.45
Sauvage, Lionel	0	—	0	—	14	$3.77
Sikorsky, Nilly	0	—	0	—	21	$10.52
Staehelin, Rudolf	0	—	0	—	11	$3.16

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the named individual portfolio manager which will be a substantially lower amount.

(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.
CONFLICTS OF INTEREST. CapGuardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CapGuardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. At CapGuardian portfolio managers and investment analysts are paid competitive salaries, a bonus that is directly tied to individual investment results and may participate in our profit sharing plan. Analysts also receive a subjective bonus that is based on their contribution to the research process. The relative mix of compensation represented by salary, bonuses and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, the investment bonus is calculated by comparing pre-tax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average. Much greater weight is placed on the four-year and eight-year rolling averages.
For portfolio managers, benchmarks may include measures of the marketplace in which the relevant portfolio invests and the results of a competitive universe of comparable institutional accounts or mutual funds. For investment analysts, benchmarks include both appropriate industry indices reflecting their areas of expertise and relevant market measures.
The benchmarks used to measure performance of the portfolio managers for the International Equity Portfolio include, as applicable, an adjusted MSCI EAFE® Index, and adjusted Lipper International Index, an adjusted MSCI Europe Index, a customized index based on the median results with respect to Europe from Callan Associates, Evaluation Associates, Russell Mellon, and Lipper, an adjusted MSCI Japan Index and a customized index based on the median results with respect to Japan from Intersec Research, Mercer, and Watson Wyatt.
OWNERSHIP OF FUND SHARES: To our knowledge, based on the information available for the time period ending June 30, 2008, the portfolio managers of the International Equity and Institutional International Equity Portfolios did not own any shares of those funds.
Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Day-to-day responsibility for the management of those assets of these Portfolios allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng and Kevin Durkin. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	4	$5.2 billion	7	$1.81 billion	66	$7.194 billion
Harry W. Hartford	4	$5.2 billion	7	$1.81 billion	72	$7.204 billion
James A. Doyle	4	$5.2 billion	7	$1.81 billion	68	$7.197 billion
Jonathan P. Eng	4	$5.2 billion	7	$1.81 billion	64	$7.194 billion
Kevin Durkin	4	$5.2 billion	7	$1.81 billion	63	$7.194 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Sarah H. Ketterer	0	$0	0	$0	2	$516 million
Harry W. Hartford	0	$0	0	$0	2	$516 million
James A. Doyle	0	$0	0	$0	2	$516 million
Jonathan P. Eng	0	$0	0	$0	2	$516 million
Kevin Durkin	0	$0	0	$0	2	$516 million
CONFLICTS OF INTEREST. The portfolio managers who manage the portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Causeway (“Causeway Portfolios”) also provide investment management services to other accounts, including corporations, pension plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, and other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers may employ an investment strategy similar to that used in managing the Causeway Portfolios, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Causeway Portfolios that they may also recommend to Other Accounts. The portfolio managers may at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts may pay higher management fee rates than the Causeway Portfolios or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford hold a controlling interest in Causeway’s equity and Messrs. Doyle, Eng and Durkin have minority interests in Causeway’s equity.
Actual or potential conflicts of interest may arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts may provide an incentive to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest, including policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information, as well as a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.
COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng and Durkin receive salaries, incentive compensation and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolios or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution and client service contribution.
Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier. Mr. Cavarretta also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael A. Cavarretta	1	$174 million	1	$72 million	31	$1.475 billion

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. In connection with its management of client accounts, Frontier is subject to a number of potential conflicts of interest. An advisory fee based on the performance of an account may create a conflict of interest for Frontier when compared to accounts where Frontier is paid based on a percentage of assets. The conflict is that Frontier may have an incentive to allocate securities preferentially to the account where Frontier might share in investment gains. In order to address this potential conflict, Frontier’s trade allocation procedures are designed to ensure that allocations of orders among all Frontier client accounts are made in a fair and equitable manner and may not be based on the amount or structure of management fees.
Other potential conflicts include the allocation of securities among similar strategies; the allocation of IPOs; soft dollars and other brokerage practices; personal trading by employees and the management of proprietary accounts. Frontier believes that it has written policies and procedures in place that are reasonably designed to address these and other potential conflicts of interest.
COMPENSATION. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.
Geewax & Partners LLC (“Geewax”) Geewax serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Mr. John J. Geewax has a controlling interest in Geewax. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Geewax. Messrs. Geewax and Puthenangadi also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
John J. Geewax	0	—	0	—	4	$64.5 million
JoePaul Puthenangadi	0	—	0	—	4	$64.5 million

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. To alleviate the potential for conflicts of interest among accounts with the same investment philosophy, we allocate investment opportunities pro-rata across all accounts; and the effectiveness of this allocation is monitored by looking at performance over time across all accounts that have the same investment philosophy. In addition, Geewax has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Geewax believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

COMPENSATION. The senior personnel, including Mr. Puthenangadi as the Director of Quantitative Research, are compensated at a competitive fixed rate, including bonuses. In addition this senior personnel group includes the Head of Accounting/Reconciliation and the Head of Administration/Compliance Reporting & Monitoring. Mr. Geewax receives a residual draw only based on Geewax’s profitability. All employees also participate in a bonus system structured around responsibility and firm revenues.
Institutional Capital LLC (“ICAP”) ICAP serves as a Specialist Manager for The Value Equity Portfolio and The Institutional Value Equity Portfolio. ICAP is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to ICAP. Messrs. Senser and Wenzel also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	14	$8.56 billion	10	$1.75 billion	124	$7.35 billion
Thomas R. Wenzel	14	$8.56 billion	10	$1.75 billion	124	$7.35 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Jerrold K. Senser	0	—	0	—	13	$1.494 billion
Thomas R. Wenzel	0	—	0	—	13	$1.494 billion
CONFLICTS OF INTEREST. Individual fund managers may manage multiple accounts for multiple clients. In addition to the portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. ICAP manages all accounts on a team basis. ICAP manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by ICAP’s compliance department. ICAP has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts of interest in situations where two or more funds or accounts participate in investment decisions involving the same securities.
COMPENSATION. Compensation for key investment professionals consists of competitive base salary and annual cash bonus. A compensation committee reviews and determines the compensation. The compensation committee determines the base salary and amount of bonus for each individual by examining several quantitative and qualitative factors. For those individuals with specific investment sectors assigned to them, their annual performance relative to the annual performance of that sector in the S&P 500 is an important factor. Other factors include the investment professional’s contribution to the investment team’s dialogue, the business results and overall business strategy, success of marketing and client servicing as well as managerial and demonstrated leadership. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Both the base salary for the upcoming year and the bonus for the current year are determined near the end of each calendar year.
IronBridge Capital Management LP (“IronBridge”) IronBridge serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Messrs. Christopher Faber, Samuel Eddins and various officers have a controlling interest in IronBridge. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to IronBridge. Messrs. Faber and Madden also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	4	$671 million	3	$192 million	72	$3.1 billion
Jeff Madden	4	$671 million	3	$192 million	74	$2.9 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Chris Faber	0	—	0	—	6	$450 million
Jeff Madden	0	—	0	—	5	$253 million
CONFLICTS OF INTEREST. IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.
While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. IronBridge portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance throughout the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers’ long term interests with those of our clients.
Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Ms. McCarragher also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	13	$9.1 billion	3	$265 million	43	$5.1 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kathleen A. McCarragher	1	$1.3 billion	0	—	0	—
CONFLICTS OF INTEREST. In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.
Jennison’s portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts (including hedge funds), affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.
Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.
In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. Fees charged to clients may differ depending upon a member of factors including, but not limited to, the particular strategy, the size of the portfolio being managed, the relationship with the client, the service requirements and the asset class involved. Fees may also differ based on the account type (e.g., commingled accounts, trust accounts, insurance company separate accounts or corporate, bank or trust-owned life insurance products). Some accounts, such as hedge funds and alternative strategies, have higher fees, including performance fees, than others. Based on these factors, a client may pay higher fees than another client in the same strategy. Also, clients with larger assets under management generate more revenue for Jennison than smaller accounts. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another.
Furthermore, if a greater proportion of a portfolio manager’s compensation could be derived from an account or group of accounts, which include hedge fund or alternative strategies, than other accounts under the portfolio manager’s management, there could be an incentive for the portfolio manager to favor the accounts that could have a greater impact on the portfolio manager’s compensation. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison’s portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. In addition, some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The following factors, listed in order of importance, will be reviewed for the portfolio manager:
-	One and three year pre-tax investment performance of groupings of accounts (a “Composite”) relative to market conditions, pre-determined passive indices, such as the Russell 1000® Growth Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

-	Historical and long-term business potential of the product strategies;

-	Qualitative factors such as teamwork and responsiveness; and

-	Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional’s total compensation.
Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Prior to January 1, 2009 Franklin Portfolio Associates, LLC (“FPA”) served as the Specialist Manager for these Portfolios. FPA merged with Mellon Capital on January 1, 2009. FPA was and Mellon Capital is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon Capital. Messrs. Buckley and Garvin also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Oliver Buckley	16	$12.9 billion	3	$0.47 billion	60	$8.8 billion
Tony Garvin	11	$ 3.9 billion	3	$0.47 billion	60	$8.8 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Oliver Buckley	2	$8.6 billion	0	—	10	$1.5 billion
Tony Garvin	0	—	0	—	10	$1.5 billion

CONFLICTS OF INTEREST. Mellon Capital manages all accounts noted in the tables above with the same investment philosophy and using the same investment process, thus, limiting contrary positions between accounts. Mellon Capital’s process is to rebalance all portfolios in the same style at the same time to ensure that no single portfolio is advantaged or disadvantaged over the others in the style. The rebalancing is done without regard to client type or fee schedule.
Mellon Capital has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Mellon Capital believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Compensation is commensurate with their performance and that of the firm. The percentage of compensation derived from base salary, bonus and other incentives varies widely across the firm and is dependent on the area of responsibility and seniority of the employee.
Pacific Management Investment Company LLC (“PIMCO”) PIMCO serves as a Specialist Manager for The Institutional Value Equity and Institutional Growth Equity Portfolios. PIMCO is a subsidiary of Allianz Global Investors of America, L.P. The address of PIMCO’s U.S. headquarters is at 840 Newport Center Drive, Newport Beach, CA 92660. Mr. Parikh also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL*
The table below represents the assets and accounts where Mr. Parikh serves as primary portfolio manager. Mr. Parikh has additional responsibilities in managing portfolios besides those where he serves as primary PM.

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Saumil Parikh	0	0	3	$141 MM	1	$1,007 MM
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Saumil Parikh	—	—	3	$279.56MM	4	$995.10MM
CONFLICTS OF INTEREST. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the funds, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the funds. The other accounts might also have different investment objectives or strategies than the funds.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a fund. Because of their positions with the funds, the portfolio managers know the size, timing and possible market impact of a fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the funds and certain pooled investment vehicles, including investment opportunity allocation issues.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the funds and such other accounts on a fair and equitable basis over time.
COMPENSATION. PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.
Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.
In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:
     •   3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the funds) and relative to applicable industry peer groups;
     •  Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
     •  Amount and nature of assets managed by the portfolio manager;
     •  Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
     •  Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
     •  Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
     •  Contributions to asset retention, gathering and client satisfaction;
     •  Contributions to mentoring, coaching and/or supervising; and
     •  Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any fund or any other account managed by that portfolio manager. Final bonus award amounts are determined by the PIMCO Compensation Committee.
Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.
Key employees of PIMCO, including certain Managing Directors, Executive Vice Presidents, and Senior Vice Presidents, are eligible to participate in the PIMCO Class M Unit Equity Participation Plan, a long-term equity plan. The Class M Unit Equity Participation Plan grants options on PIMCO equity that vest in years three, four and five. Upon vesting, the options will convert into PIMCO M Units, which are non-voting common equity of PIMCO. M Units pay out quarterly distributions equal to a pro-rata share of PIMCO’s net profits. There is no assured liquidity and they may remain outstanding perpetually.
Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.
Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (currently known as Allianz SE) (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.
Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.
Pzena Investment Management LLC (“Pzena”) It is anticipated that Pzena will begin serving as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio in 2009. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 120 West 45th Street, 20th Floor, New York, New York 10036. Pzena Investment Management Inc., a publicly traded company (PZN), is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 120 West 45th Street, 20th Floor, New York, New York 10036. Richard Pzena, John Goetz and Benjamin Silver are primarily responsible for the day-to-day management of that portion of the assets of the Portfolio allocated to Pzena. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT
	COMPANIES		VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	TOTAL ASSETS
John P. Goetz*	13	$5,092 million	132	$3,781 million	395	$9,549 million

Richard S. Pzena*	11	$5,004 million	112	$1,937 million	386	$8,445 million

Benjamin S. Silver*	0	0	14	$ 31 million	54	$ 784 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT		INVESTMENT
	COMPANIES		VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
John P. Goetz*	0	0	2	$42 million	13	$1,133 million

Richard S. Pzena*	0	0	1	$ 5 million	13	$1,133 million

Benjamin S. Silver*	0	0	0	0	1	$ 9 million

*	It is anticipated that Messrs. Goetz, Pzena and Silver will begin providing portfolio management services to the Portfolios later in 2009.
CONFLICTS OF INTEREST
In Pzena’s view, conflicts of interest may arise in managing the Portfolio’s investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.
The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all small cap value Accounts, whether they be Portfolio’s account, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Portfolio.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Portfolio may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the Account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Portfolio and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Portfolio or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Portfolio shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of Pzena. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary Accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.
Proxy voting for the Portfolio and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.
Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.
COMPENSATION
Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Portfolio relative to the performance of the Portfolio’s benchmark. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena as of June 30, 2009 of each member of the investment team who makes investment decisions for the Portfolio is as follows:

Richard S. Pzena	Greater than 25% but less than 50%

John P. Goetz	Greater than 10% but less than 25%

Benjamin S. Silver	Less than 5%
Seix Investment Advisors LLC (“Seix”) serves as the Specialist Manager for The Fixed Income Opportunity Portfolio. Seix, is a wholly-owned subsidiary of RidgeWorth Capital Management, Inc., (“RidgeWorth”). RidgeWorth is a wholly-owned subsidiary of SunTrust Banks, Inc. Michael McEachern, President of Seix and Head of the High Yield Group, is the portfolio manager responsible for the day-to-day investment decisions for The Fixed Income Opportunity Portfolio other than the Portfolio’s securitized asset exposure. Michael Rieger, Managing Director and Senior Portfolio Manager, is responsible for managing securitized asset exposure of The Fixed Income Opportunity Portfolio. Messrs. McEachern and Rieger also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael McEachern	5	$1.581 billion	15	$2.953 billion	44	$4.529 billion
Michael Rieger	8	$2.617 billion	14	$1.022 billion	161	$7.975 billion
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Michael McEachern	0	—	7	$2.695 billion	0	—
Michael Rieger	0	—	0	—	2	$0.333 billion
CONFLICTS OF INTEREST. Seix has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Seix believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed. The investment decisions Seix makes for the Portfolio may be different from the investment decisions Seix makes for other clients.
COMPENSATION. Seix Portfolio Managers earn competitive salaries from the Adviser. Portfolio Managers receive bonuses based on the pre-tax performance of their accounts relative to the applicable account benchmark and peer groups over a calendar year. The method for determining these portfolio managers’ compensation for the Funds is the same as for any other account they manage. In addition, Portfolio Managers are provided a benefits package. The percentage of each individual’s compensation provided by these benefits is dependent upon length of employment, salary level, and several other factors. In addition, certain portfolio managers may be eligible for one or more of the following additional benefit plans:
401 Excess Plan — This plan provides benefits which would otherwise be provided under the qualified cash or deferred ESOP plan adopted by the Adviser, were it not for the imposition of certain statutory limits on qualified plan benefits. Individuals within specific salary levels are eligible for this plan. Participation in the plan is voluntary. So long as an employee meets the criteria, he or she is approved to participate.
ERISA Excess Retirement Plan — This plan provides for benefits to certain executives that cannot be paid to them under tax qualified pension plans as a result of federal restrictions. Participants who are eligible for this plan are those key executives who have earned retirement benefits in excess of the allowable limits and are designated as Participants by the Compensation Committee.
Voluntary Functional Incentive Plan Deferral — This plan is a provision of a SunTrust Deferred Compensation Plan, which allows participants of selected annual incentive plans to voluntary defer portions of their incentive. Eligibility to participate in this plan is offered to employees of selected incentive plans who earn above a specified level of total compensation in the year prior to their deferral. The Adviser’s annual incentive plans available to investment professionals offer this provision to employees who meet the compensation criteria level.
Stock Option Awards — Stock options are granted annually to certain select individuals in specific compensation grade levels. Participation must be approved by the individual’s senior executive for the business.

Restricted Stock Awards — Restricted stock awards are granted to certain select individuals on a case-by-case basis to address special retention issues. Most salaried employees of SunTrust Banks Inc. are eligible for restricted stock awards. The awards often vest based on the recipient’s continued employment with the Adviser, but these awards may also carry additional vesting requirements, including performance conditions.
The relative mix of compensation represented by investment results, bonus and salary will vary depending on the individual’s results, contributions to the organization, adherence to portfolio compliance and other factors.
Standish Mellon Asset Management Company LLC (“Standish”) Standish serves as a Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Christine Todd, CFA and Michael Faloon, CFA are responsible for the day-to-day management of the Portfolio. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Christine Todd	2	$0.5 billion	—	—	137	$4.3 billion
Michael Faloon	—	—	—	—	—	—

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.
•  A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.
•  A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

•   A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.
•  A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.
•  If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.
COMPENSATION
Each Standish portfolio manager’s cash compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term incentive). Funding for the Standish Annual Incentive Plan and Long Term Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s performance. The portfolio managers are eligible to receive annual cash bonus awards from the incentive compensation plan. Annual awards are granted in March, for the prior calendar year. Individual awards for portfolio managers are discretionary, based on product performance relative to both benchmarks and peer comparisons and goals established at the beginning of each calendar year. Goals are to a substantial degree based on investment performance, including performance for one and three year periods. Also considered in determining individual awards are team participation and general contributions to Standish.
All portfolio managers are also eligible to participate in the Standish Long Term Incentive Plan. This Plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of Standish (capped at 20% per year). Management has discretion with respect to actual participation. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s Elective Deferred Compensation Plan.
Sterling Johnston Capital Management L.P. (“Sterling Johnston”) Sterling Johnston serves as a Specialist Manager for The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio. Scott Sterling Johnston, Chairman of Sterling Johnston has a controlling interest in Sterling Johnston. Mr. Johnston is the portfolio manager responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Sterling Johnston. Mr. Johnston also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Sterling Johnston	0	—	1	$114 million	35	$1.1 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Scott Sterling Johnston	0	—	0	—	14	$430 million
CONFLICTS OF INTEREST. Sterling Johnston has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Sterling Johnston believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. Sterling Johnston portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual performance throughout the year. Ownership in Sterling Johnston aligns its portfolio managers’ long term interests with those of its clients.
SSgA Funds Management Inc. (“SSgA FM”) SSgA FM serves s a Specialist Manager for The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and The Emerging Markets Portfolio. It is anticipated that SSgA FM will begin serving as a Specialist Manager to The Small Capitalization Equity Portfolio and The Institutional Small Capitalization Equity Portfolio in 2009. State Street Corporation and SSgA FM’s officers have a controlling interest in SSgA FM. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of each of these Portfolios allocated to SSgA FM. Ms. Carcio and Messrs. Tucker, Aham and McCarthy also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — RUSSELL 1000 GROWTH® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kristen Carcio	66	$42.78 billion	285	$330.60 billion	248	$214.70 billion
John Tucker	66	42.78 billion	285	330.60 billion	248	214.70 billion

*	None of these accounts has an advisory fee based on performance.
OTHER ACCOUNTS MANAGED — RUSSELL 1000 VALUE® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kristen Carcio	66	$43.25 billion	285	$330.60 billion	248	$214.70 billion
John Tucker	66	43.25 billion	285	330.60 billion	248	214.70 billion

*	None of these accounts has an advisory fee based on performance.

OTHER ACCOUNTS MANAGED — RUSSELL 2000® INDEX STRATEGY TOTAL*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Kristen Carcio	67	$43.49 billion	285	$330.60 billion	248	$214.70 billion
John Tucker	67	$43.49 billion	285	$330.60 billion	248	$214.70 billion

*	None of these accounts has an advisory fee based on performance.
OTHER ACCOUNTS MANAGED — EMERGING MARKETS PORTFOLIO

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Brad Aham	3	$4.21 billion	10	$4.89 billion	10	$2.88 billion
Stephen McCarthy	3	$4.21 billion	10	$4.89 billion	10	$2.88 billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
OTHER ACCOUNTS MANAGED EMERGING MARKETS PORTFOLIO — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER*	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
Brad Aham	0	$0 billion	4	$0.89 billion	1	$0.43 billion
Stephen McCarthy	0	$0 billion	4	$0.89 billion	1	$0.43 billion

*	The Emerging Markets assets are managed on a team basis. The table above refers to the assets managed by SSgA, which is comprised of all of the investment management affiliates of State Street Corporation, including SSgA FM.
CONFLICTS OF INTEREST. A Portfolio Manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Portfolios. Potential conflicts may arise out of (a) the Portfolio Manager’s execution of different investment strategies for various accounts or (b) the allocation of investment opportunities among the Portfolio Manager’s accounts with the same strategy.
A potential conflict of interest may arise as a result of the Portfolio Manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the Portfolio Manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The Portfolio Manager may also manage accounts whose objectives and policies differ from that of the Portfolios. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the Portfolio Manager may have adverse consequences for another account managed by the Portfolio Manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Portfolio maintained its position in that security.
A potential conflict may arise when the Portfolio Manager is responsible for accounts that have different advisory fees — the difference in fees could create an incentive for the Portfolio Manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee. Another potential conflict may arise when the Portfolio Manager has an investment in one or more accounts that participates in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers within SSgA FM are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
COMPENSATION. The compensation of SSgA FM’s investment professionals is based on a number of factors. The first factor considered is external market. Through extensive compensation survey process, SSgA FM seeks to understand what its competitors are paying people to perform similar roles. This data is then used to determine a competitive baseline in the areas of base pay, bonus, and long term incentive (i.e. equity). The second factor taken into consideration is the size of the pool available for this compensation. SSgA FM is a part of State Street Corporation, and therefore works within its corporate environment on determining the overall level of its incentive compensation pool. Once determined, this pool is then allocated to the various locations and departments of SSgA FM. The determination of the allocation amounts to these locations and departments is influenced by the competitive market data, as well as the overall performance of the group. The pool is then allocated to individual employees based on their individual performance. There is no fixed formula for determining these amounts, nor is anyone’s compensation directly tied to the investment performance or asset value of a product or strategy. The same process is followed in determining equity allocations.
Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and the Institutional Growth Equity Portfolio. The principals and officers of SGA own a controlling interest in SGA. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of these Portfolios’ assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED*

	OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
		TOTAL		TOTAL		TOTAL
PORTFOLIO MANAGER	NUMBER	ASSETS	NUMBER	ASSETS	NUMBER	ASSETS
George P. Fraise	5	$1.11 billion	7	$274.6 million	8	$93.7 million
Gordon M. Marchand	5	$1.11 billion	7	$274.6 million	8	$93.7 million
Robert L. Rohn	5	$1.11 billion	7	$274.6 million	8	$93.7 million

*	None of these accounts has an advisory fee based on performance.
CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.
COMPENSATION. SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm.
Wellington Management Company, LLP - (“Wellington Management”) is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2008, Wellington Management had investment management authority with respect to approximately $550 billion in assets.
Listed below is the portfolio manager responsible for making day-to-day investment decisions for that portion of will invest at least 80% of its assets in allocated to Wellington Management.

James P. Hoffman, Senior Vice President and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of the Real Estate Securities Portfolio since its inception in 2008. Mr. Hoffman joined Wellington Management as an investment professional in 1997. Mr. Hoffman also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.
OTHER ACCOUNTS MANAGED — TOTAL

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
	NUMBER OF	TOTAL	NUMBER OF	TOTAL	NUMBER OF	TOTAL
MANAGER NAME	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
James P. Hoffman	3	$197,649,350	30	$3,007,557,502	75	$2,247,206,493
OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

OTHER REGISTERED
	INVESTMENT		OTHER POOLED
	COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
	NUMBER OF	TOTAL	NUMBER OF	TOTAL	NUMBER OF	TOTAL
MANAGER NAME	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS	ACCOUNTS	ASSETS
James P. Hoffman	0	$0	6	$1,679,079,520	12	$589,167,469
CONFLICTS OF INTERESTS.
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolio. The Portfolio Manager makes investment decisions for each account, including the Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Portfolio.
The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Portfolio, or make investment decisions that are similar to those made for the Portfolio, both of which have the potential to adversely impact the Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolio. Mr. Hoffman also manages hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
COMPENSATION.
Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Subadvisory Agreement between Wellington Management and The Hirtle Callaghan Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Portfolio. The following information is as of June 30, 2008.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Portfolio (“Portfolio Manager”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Portfolio is linked to the gross pre-tax performance of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Hoffman is a partner of the firm.
DIVIDENDS, DISTRIBUTIONS AND TAXES
DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectuses, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization Equity Portfolio and The Fixed Income Opportunity Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The Intermediate Term Municipal Bond Portfolio, The Fixed Income Portfolio, The Fixed Income II Portfolio and The Short-Term Municipal Bond Portfolio will declare and distribute dividends on a monthly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.
The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.
TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code, and intends to qualify and continue to qualify as a regulated investment company. For a Portfolio to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code, at the end of each quarter of its taxable year: (i) at least 50% of the market value of a Portfolio’s total assets will be invested in cash, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of its total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets will be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies). In addition a Portfolio must satisfy certain requirements with respect to the source of its income during a taxable year. At least 90% of the gross income of the Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Portfolio’s business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Portfolio’s principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by the Portfolio from a partnership or trust is treated as derived with respect to the Portfolio’s business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Portfolio in the same manner as by the partnership or trust.
A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) and any remaining undistributed such items from prior years. Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.
If for any taxable year a Portfolio does not qualify for federal tax treatment as a regulated investment company, all of the Portfolio’s net taxable investment income will be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on Municipal Securities) would be taxable to a Portfolio’s shareholders to the extent of the Portfolio’s current and accumulated earnings and profits.
Although each Portfolio expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, a Portfolio may be subject to the tax laws of such states or localities.
TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain “straddles,” may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions. Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust.
Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.
Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.
The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.
INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. The Real Estate Securities Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as The Real Estate Securities Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Specialist Manager does not intend to invest a substantial portion of The Real Estate Securities Portfolio’s assets in REITs which generate excess inclusion income.
SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.
HISTORY OF THE TRUST AND OTHER INFORMATION
The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end diversified, series, management investment company. The Trust currently offers shares of fifteen investment portfolios, each with a different objective and differing investment policies. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectuses, shares of the Trust will be fully paid and non-assessable.
The Trust is authorized to issue two classes of shares in each of its Portfolios. Class A shares and Class B shares have identical rights and preferences; the only difference between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts. As of the date of this Statement of Additional Information, the Trust has not made this feature available to any such investment manager.
As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.
PRINCIPAL SECURITYHOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of October 8, 2008. Hirtle Callaghan may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan disclaims beneficial ownership.

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	55,875,512.854	94.78%
DES MOINES, IA 50309

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	15,907,258.791	46.14%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	13,658,611.451	39.62%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	2,413,209.886	7.00%
C/O MELLON BANK OAKS, PA 19456

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	23,859,036.302	42.80%
DES MOINES, IA 50309

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
WENDEL & CO C/O THE BANK OF NEW YORK	20,969,926.490	37.62%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION	3,927,687.047	7.05%
PO BOX 92956 CHICAGO, IL 60675

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK	3,168,327.265	5.68%
OAKS, PA 19456

THE INSTITUTIONAL SMALL CAPITALIZATION EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	6,651,251.085	33.61%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	5,059,274.523	25.57%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

POST & CO C/O THE BANK OF NEW YORK	4,438,555.052	22.43%
PO BOX 1066 WALL STREET STATION ATT MUTUAL FUNDS/REORG DEPT NEW YORK, NY 10286

STATE STREET CORPORATION HEALTH ALLIANCE OF GREATER CINCINNATI RETIREMENT PLAN-ERISA	1,566,493.085	7.92%
1776 HERITAGE DR NORTH QUINCY, MA 021712199

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK	1,320,969.767	6.68%
OAKS, PA 19456

THE FIXED INCOME II PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	19,601,936.641	59.51%
DES MOINES, IA 50309

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
WENDEL & CO C/O THE BANK OF NEW YORK	4,835,354.575	14.68%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	3,418,972.006	10.38%
C/O MELLON BANK OAKS, PA 19456

MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE	1,938,186.602	5.88%
PITTSBURGH, PA 15230

THE FIXED INCOME OPPORTUNITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	9,281,366.545	35.27%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	7,316,066.868	27.81%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION	3,922,743.106	14.91%
PO BOX 92956 CHICAGO, IL 60675

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	1,681,390.599	6.39%
C/O MELLON BANK OAKS, PA 19456

BANK OF AMERICA CUST ATLANTICARE	1,628,268.443	6.19%
ATTN MFO PO BOX 831575 DALLAS, TX 752831575

MAC CO ATTN MUTUAL FUND OPS	1,380,570.692	5.25%
P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
THE SHORT-TERM MUNICIPAL BOND PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	2,130,509.740	68.09%
DES MOINES, IA 50309

SAXON CO PO BOX 7780-1888	720,915.336	23.04%
PHILA, PA 19182

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	277,421.753	8.87%
C/O MELLON BANK OAKS, PA 19456

THE VALUE EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	40,531,779.752	68.65%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	3,064,298.544	5.19%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION	3,034,132.260	5.14%
PO BOX 92956 CHICAGO, IL 60675

THE GROWTH EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	61,349,438.948	60.65%
DES MOINES, IA 50309

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK	10,836,301.671	10.71%
OAKS, PA 19456

MAC CO ATTN MUTUAL FUND OPS	7,985,789.520	7.89%
P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230

WENDEL & CO C/O THE BANK OF NEW YORK	5,678,640.589	5.61%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
SAXON CO PO BOX 7780-1888	5,106,159.040	5.05%
PHILA, PA 19182

THE SMALL CAPITALIZATION EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	18,795,651.974	51.67%
DES MOINES, IA 50309

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION	4,737,196.045	13.02%
PO BOX 92956 CHICAGO, IL 60675

MAC CO ATTN MUTUAL FUND OPS	3,079,160.801	8.46%
P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230

WENDEL & CO C/O THE BANK OF NEW YORK	2,512,462.017	6.91%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	2,143,443.557	5.89%
C/O MELLON BANK OAKS, PA 19456

THE INTERNATIONAL EQUITY PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	74,865,454.667	47.53%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	21,330,374.836	13.54%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

THE NORTHERN TRUST CO CUSTODIAN ROLLINS FOUNDATION	14,588,835.085	9.26%
PO BOX 92956 CHICAGO, IL 60675

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	13,286,951.191	8.43%
C/O MELLON BANK OAKS, PA 19456

		Percent of the Class Total
Fund/Class	No. of Shares	Assets Held by the Shareholder
MAC CO ATTN MUTUAL FUND OPS	8,759,209.367	5.56%
P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH, PA 15230

STATE STREET CORPORATION HEALTH ALLIANCE OF GREATER CINCINNATI	8,702,020.675	5.52%
RETIREMENT PLAN-ERISA 1776 HERITAGE DR NORTH QUINCY, MA 021712199

THE FIXED INCOME PORTFOLIO
BANKERS TRUST COMPANY 453 7TH STREET	20,779,946.931	60.08%
DES MOINES, IA 50309

WENDEL & CO C/O THE BANK OF NEW YORK	4,636,632.415	13.41%
PO BOX 1066 WALL STREET STATION MUTUAL FUND REORG DEPT NEW YORK, NY 10286

SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE	4,010,397.306	11.60%
C/O MELLON BANK OAKS, PA 19456
POTENTIAL CONFLICTS OF INTEREST. The Trust, Hirtle Callaghan and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.
PROXY VOTING
The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager. It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.
Aberdeen Asset Management, Inc. (“Aberdeen” or the “Adviser”)
Aberdeen has adopted written Proxy Voting Policies and Procedures (“Proxy Procedures”), as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, governing conflict of interest resolution, disclosure, reporting and recordkeeping relating to voting of proxies.

Under the Proxy Procedures, Aberdeen votes proxies relating to equity portfolio securities in the best interests of clients, unless the client contract specifies that Aberdeen will not vote. Aberdeen seeks to develop relationships with the management of portfolio companies to encourage transparency and improvements in the treatment of shareholders and others. Thus, Aberdeen may engage in dialogue with the management of portfolio companies with respect to pending proxy voting issues. While Aberdeen has written guidelines for certain issues on which votes may be cast (e.g., such guidelines permit not voting in certain economically insignificant matters and call for voting for routine matters such as the uncontested appointment of directors), each vote is ultimately cast on a case-by-case basis, taking into consideration the contractual obligations under the respective advisory agreement, and all relevant facts and circumstances at the time of the vote. Aberdeen may cast proxy votes in favor of management’s proposals or seek to change the views of management, considering specific issues, as they arise, on their merits.
If a material conflict of interest between an Adviser and its respective client(s) is identified, the Adviser may choose among a number of options to eliminate such conflict, including (i) voting as recommended by a third party service if the Adviser utilizes such a service, (ii) deciding to “echo vote” or “mirror vote” the proxies in the same proportion as the votes of other proxy holders that are not Aberdeen clients, (iii) if possible, erecting information barriers around the person or persons making voting decisions sufficient to insulate the voting decision from the conflict, (iv) if practical, notifying affected clients of the conflict of interest and seeking a waiver of the conflict, or (v) if agreed upon in writing with the affected clients, forwarding the proxies to the affected clients and allowing them to vote their own proxies.
AllianceBernstein L.P. (“AllianceBernstein”)
Rule 206(4)-6 under the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a brief description of AllianceBernstein’s proxy voting policies and instructions regarding how clients may obtain proxy voting information. As a registered investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in its clients’ best interests. In this regard, AllianceBernstein has adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy”).
The Proxy Voting Policy reflects the policies of AllianceBernstein and its investment management subsidiaries. The Proxy Voting Policy is a set of proxy voting guidelines that are intended to maximize the value of the securities in AllianceBernstein’s client accounts. It describes AllianceBernstein’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes AllianceBernstein’s procedures for addressing material conflicts of interest that may arise between AllianceBernstein and its clients relating to proxy voting. In addition AllianceBernstein has adopted a Proxy Voting Manual that provides further detail into AllianceBernstein’s proxy voting process and addresses a range of specific voting issues.
Clients may obtain a copy of the Proxy Voting Policy, AllianceBernstein’s Proxy Voting Manual, as well as information about how AllianceBernstein voted with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to AllianceBernstein L.P., Attn: Chief Compliance Officer, 1345 Avenue of the Americas, New York, NY 10105.
Artisan Partners Limited Partnership (“Artisan”)
Artisan votes proxies in the manner that, in the judgment of Artisan, is in the economic best interests of the Portfolio. The investment philosophy of Artisan is predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Artisan generally makes investments in companies in which Artisan has confidence in the management, the firm generally votes proxies in accordance with management’s recommendation, but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions in which doing so might impair Artisan’s ability to implement investment decisions. In order to ensure that material conflicts of interest have not influenced Artisan’s voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes. In such circumstances, members of Artisan’s Proxy Committee generally vote in accordance with the recommendations of a proxy service provider that itself is not conflicted or conducts an independent review of the proposed vote.

BlackRock Financial Management, Inc. (“BlackRock”)
BlackRock has engaged a third-party service provider to assist in the voting of proxies. The guidelines, as adopted by BlackRock, pertaining to the voting of proxies in the best interests of its clients, has been provided to this service provider, who then analyzes all proxy solicitations received for BlackRock clients and makes recommendations as to how the relevant votes should be cast.
Proxies will be based on clients’ best interests and not the product of a conflict. In cases of conflicts, BlackRock typically has ISS — as independent fiduciary — vote the proxies.
BlackRock may determine not to vote proxies if it believes that the restrictions or other detriments associated with such vote outweigh the benefits that will be derived by voting on the proposal.
Breckinridge Capital Advisors, Inc. (“BCA”)
BCA will only be responsible for voting proxies for those municipal bond issues actively managed by BCA. Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end, BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.
We have identified no current conflicts of interest between client interests and our own within our proxy voting process. Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.
We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.
Capital Guardian Trust Company (“CapGuardian”)
CapGuardian considers proxy voting an important part of its investment management services to clients. The procedures that govern proxy voting activities are reasonably designed to ensure that proxies are voted in a manner that maximizes long-term shareholder value and are in the best interest of CapGuardian’s clients. Proxy issues are evaluated on their merits and are considered in the context of the analyst’s knowledge of a company, its current management, management’s past record and CapGuardian’s general position on the issue.
CapGuardian has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of the analyst and proxy voting committee to make the best decisions in each case, these guidelines are intended only to provide context and are not intended to dictate how issues must be voted. The guidelines are reviewed and updated at least annually by the appropriate proxy voting and investment committees.
Associates in the proxy voting department are responsible for coordinating the voting of proxies and working with outside proxy voting service providers and custodian banks to submit the votes in a timely manner. Standard items, such as the uncontested election of directors, ratification of auditors, adopting reports and accounts and other administrative items, are typically voted with management. All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates.
Occasionally, CapGuardian may vote proxies where a material client is involved with the proxy. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interests of its clients. A Special Review Committee reviews certain proxy decisions that involve such clients for improper influences on the decision-making process and takes appropriate action, if necessary.
Research analysts must disclose personal conflicts they may have in making a proxy voting recommendation. Members of the proxy voting committee must disclose such conflicts and must not vote on the relevant proxy issue.

CAPITAL GUARDIAN TRUST COMPANY — PROXY VOTING POLICY AND PROCEDURES
Policy
Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Personal Investment Management Division (“PIM”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.
Fiduciary Responsibility and Long-term Shareholder Value
CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.
CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.
As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.
Special Review
From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.
Procedures
Proxy Review Process
Associates in CGTC’s proxy voting department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.
The proxy voting department reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.
CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.
CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.
Proxy Voting Guidelines
CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.
CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.
•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related compensation plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.
Special Review Procedures
If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.
Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.
Any other proxy will be referred to the SRC if facts or circumstances warrant further review.
In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.
CGTC’s Proxy Voting Record
Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.
Annual Assessment
CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.
Causeway Capital Management LLC (“Causeway”)
Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway votes consistent with the following principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.
Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters—including equity -based compensation plans—on a case-by-case basis.
Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel shall determine if a vote involves a material conflict of interest. If so, Causeway may obtain instructions or consent from the client on voting or will vote in accordance with a “for” or “against” or “with management” guideline if one applies. If no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.
Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
Frontier Capital Management Company LLC (“Frontier”)
Frontier seeks to vote proxies to maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interest of the affected client(s).
Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) and ADP Financial Services, Inc. (“ADP”) to provide assistance in voting proxies for its clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines.
Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis’s vote recommendations. This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer’s proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier’s or with whom Frontier has another business or personal relationship.

In instances in which Frontier wishes to override Glass Lewis’s vote recommendations, Frontier’s Proxy Voting Committee will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with Glass Lewis’s recommendations or it will not take into consideration the conflicting relationship and will vote in the clients’ best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.
Geewax & Partners LLC (“Geewax”)
Geewax votes all proxies in its client’s best interests; an outline of voting guidelines is available to clients upon request. Geewax generally votes with management, except in cases in which such a vote would be contrary to the enhancement of shareholder value. Specific guidelines include voting: (i) against all proposals that indicate they could be anti-takeover; (ii) for shareholder proposals that, in Geewax’s judgment, may enhance the accountability of management to shareholders; and (iii) in the case of proposed mergers and acquisitions, on a case-by-case basis.
Institutional Capital LLC (“ICAP”)
ICAP’s proxy voting policies generally provide that the firm’s proxy committee will oversee the operation of the proxy voting policies and that the analyst who follows the company will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts. ICAP has adopted proxy voting guidelines that may be employed when considering how to vote proxies. Proxy solicitations that might involve a conflict of interest between ICAP and client interests will be handled by the proxy committee in one of the following ways:
1. Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on ICAP’s part;
2. Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service; or
3. Disclose the conflict to the client and obtain the client’s direction to vote the proxies.
IronBridge Capital Management LP (“IronBridge”)
IronBridge has engaged a third-party vendor, Risk Metrics Group (“RMG”), to vote proxy statements and maintain all proxy records with respect to its clients. Proxy ballots will be voted in accordance with RMG voting guidelines. Due to the fact that RMG is an independent, qualified third party, IronBridge believes that votes effected by RMG are not, and cannot be, a product of a conflict of interest.
Jennison Associates LLC (“Jennison”)
Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties. Secondary consideration may be given to the public and social value of each issue. For purposes of Jennison’s proxy voting policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term — that is, the common interest that all clients share in seeing the value of a common investment increase over time. It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to clients.
In voting proxies for international holdings, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

Any proxy vote that may represent a potential material conflict of interest is reviewed by Jennison’s Compliance Department.
Mellon Capital Management Corporation (“Mellon Capital”)
Mellon Capital, through its participation on The Bank of New York/Mellon Corporation’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Mellon Capital generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Mellon Capital will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals.
On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues.
All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.
Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for The Bank of New York/Mellon Corporation securities and affiliated mutual fund securities.
Pacific Management Investment Company LLC (“PIMCO”)
DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES
Pacific Investment Management Company LLC (“PIMCO”) has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. PIMCO has implemented the Proxy Policy for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, the Proxy Policy also applies to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.
The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or its shareholders.
PIMCO will supervise and periodically review its proxy voting activities and implementation of the Proxy Policy. PIMCO will review each proxy to determine whether there may be a material conflict between PIMCO and its client. If no conflict exists, the proxy will be forwarded to the appropriate portfolio manager for consideration. If a conflict does exist, PIMCO will seek to resolve any such conflict in accordance with the Proxy Policy. PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action: (i) convening a committee to assess and resolve the conflict; (ii) voting in accordance with the instructions of the client; (iii) voting in accordance with the recommendation of an independent third-party service provider; (iv) suggesting that the client engage another party to determine how the proxy should be voted; (v) delegating the vote to a third-party service provider; or (vi) voting in accordance with the factors discussed in the Proxy Policy.
Clients may obtain a copy of PIMCO’s written Proxy Policy and the factors that PIMCO may consider in determining how to vote a client’s proxy. Except as required by law, PIMCO will not disclose to third parties how it voted on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients, how PIMCO voted such client’s proxy. In addition, a client may obtain copies of PIMCO’s Proxy Policy and information as to how its proxies have been voted by contacting PIMCO.
Pzena Investment Management LLC (“Pzena”)
Pzena subscribes to RiskMetrics Group’s (“RiskMetrics”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing RiskMetrics how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, RiskMetrics will vote in accordance with Pzena’s guidelines or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Office will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.
Pzena’s general positions on various proposals are as follows:
Director Matters — Pzena evaluates director nominees individually and as a group based on its own assessments and RiskMetrics’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.
Shareholder Rights — Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.
Compensation and Benefits Plans — Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g. resignation).
Auditors — Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.
Seix Investment Advisors LLC (“Seix”)
Seix has a Proxy Committee (the “Committee”) that is responsible for establishing policies and procedures designed to ensure that the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of all discretionary Client accounts. Annually (or more often as needed), the Committee will review, reaffirm and/or amend guidelines, strategies and proxy policies for all Client accounts and product lines.
After a review of established service providers including size, experience and technical capabilities, RidgeWorth Capital Management, Inc. (“RidgeWorth”) contracted with Glass Lewis & Co. (“Glass Lewis”) on behalf of itself and various wholly-owned subsidiaries, including Seix, as its agent to provide certain administrative, clerical, functional recordkeeping and support services related to the firm’s proxy voting processes/procedures, which include, but are not limited to:
1.	The collection and coordination of proxy material from each custodian for each of Seix’s Clients;

2.	The facilitation of the mechanical act of proxy voting, reconciliation, and disclosure for each of Seix’s Clients, in accordance with Seix’s proxy policies and the Committee’s direction; and

3.	Required record keeping and voting record retention of all proxy voting on behalf of Seix’s Clients.

As reflected in Seix’s proxy policies, the Committee will affirmatively vote proxies for proposals that it interprets are deemed to be in the best economic interest of its Clients as shareholders and beneficiaries to those actions.
The Committee will retain the ability to consider Client specific preferences and/or develop and apply criteria unique to Seix’s Client base and product lines, where appropriate. As needed, this information will be communicated to Glass Lewis as Seix’s agent to ensure that the relative shares proxies will be voted accordingly. RidgeWorth has reviewed Glass Lewis’ capabilities as agent for the administrative services above and is confident in its abilities to effectively provide these services. RidgeWorth and Seix will monitor such capabilities on an ongoing basis.
In the absence of express contractual provisions to the contrary, the Committee will vote proxies for all Seix discretionary investment management Clients.
As indicated above, the Committee utilizes the services of Glass Lewis, an independent third party agent, to assist with facilitating the administrative, clerical, functional, and recordkeeping proxy duties and to assist in managing certain aspects of our proxy obligations. Accordingly, Seix maintains its own proxy policies for U.S. domestic and global proxy voting issues, as well as guidelines applicable to “Taft Hartley” plans and relationships. Employee Retirement Income Security Act of 1974 (“ERISA”) accounts will be voted in accordance with the U.S. domestic proxy policy as ERISA specific guidelines and requirements are incorporated into this policy.
Seix provides and maintains the following standard proxy voting policies:
•	Seix U.S. Domestic Proxy Policy (applied to both ERISA and Non-ERISA related accounts)

•	Seix Taft Hartley Proxy Policy

•	Seix Global/International Proxy Policy
These policies are available as described below. Both brief and extended summaries are available for the Seix Taft Hartley Proxy Policy and Seix Global/International Proxy Policy.
The Committee’s process includes a review and evaluation of relevant information related to the issuer’s proxy, applying the firm’s proxy voting policy in a prudent and appropriate manner and ensuring votes are cast in the best interest of our Clients.
Under the Seix Global/International Proxy Policy, the Committee generally votes in a manner similar to that recommended by Glass Lewis for an account’s international holdings including, to the extent permitted by law, ERISA accounts international holdings. In this regard RidgeWorth and Seix have reviewed, and will monitor, Glass Lewis’ capabilities and conflict policies with respect to international securities proxy vote recommendations.
Please contact the Chief Compliance Officer at Seix Investment Advisors LLC, 10 Mountainview Road, Suite C-200, Upper Saddle River, NJ 07458; or via telephone at (201) 391-0300 for further information, questions and/or concerns regarding Seix’s Proxy Policy; or to receive a complete copy of the Policy.
Conflicts of Interest
Due to its diversified Client base, numerous product lines and affiliation with SunTrust, and its subsidiaries, the Proxy Committee may determine a potential conflict exists in connection with a proxy vote based on the SEC guidelines. In such instances, the Committee will review the potential conflict to determine if it is material.
Examples of material conflicts of interest that may arise could include those where the shares to be voted involve:
1.	Common stock of SunTrust Banks, Inc. (“SunTrust”), The Coca-Cola Company, Inc., and/or other public corporate issuers with which either Seix or SunTrust or its affiliates, may have a similar on-going non-investment management associated relationship;

2.	An issuer with a director, officer or employee who presently serves as an independent director on the board of SunTrust or any of its affiliates;

3.	An issuer having substantial and numerous banking, investment or other financial relationships with Seix, SunTrust or its affiliates;

4.	A director or senior officer of Seix or SunTrust serving on the board of a publicly held company; or

5.	A direct common stock ownership position of five percent (5%) or greater held individually by Seix or in conjunction with SunTrust and/or its affiliates
Although Seix utilizes a pre-determined proxy voting policy, occasions may arise in which a conflict of interest could be deemed to be material. In this case, the Committee will determine the most fair and reasonable procedure to be followed in order to properly address all conflict concerns. The Committee may employ one or more of the options listed below:
1.	Retain an independent fiduciary to vote the shares; and/or

2.	Send the proxy material to the Client (in the case of Mutual Funds, the Mutual Funds’ shareholders) so it may vote the proxies.
Although Seix does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.
SSgA Funds Management, Inc. (“SSgA FM”)
SSgA FM seeks to vote proxies in the best interests of its clients. In the ordinary course, this entails voting proxies in a way which SSgA FM believes will maximize the monetary value of each portfolio’s holdings. SSgA FM takes the view that this will benefit its direct clients (e.g. investment funds) and, indirectly, the ultimate owners and beneficiaries of those clients (e.g. fund shareholders). Oversight of the proxy voting process is the responsibility of the State Street Global Advisors Investment Committee (“SSgA-IC”), which retains the final authority and responsibility for voting.
In order to facilitate our proxy voting process, SSgA FM retains Institutional Shareholder Services (“ISS”), a firm with expertise in the proxy voting and corporate governance fields. ISS assists in the proxy voting process, including acting as our voting agent, advising us as to current and emerging governance issues that we may wish to address, interpreting SSgA FM’s voting guidelines and applying it to individual proxy items, and providing analytical information concerning specific issuers and proxy items as well as governance trends and developments. All proxies received on behalf of SSgA FM clients are forwarded to the proxy voting firm. If the request falls within one of SSgA FM’s established guidelines, and there are no special circumstances relating to that company or proxy which come to SSgA FM’s attention, the proxy is voted according to the guidelines.
In instances of special circumstances or issues not directly addressed by the policies, the Chairman of the SSgA-IC is consulted for a determination of whether there is a material conflict of interest between the interests of the client and those of SSgA FM. If it is determined that there is a material conflict, special procedures are followed. If there is no material conflict, SSgA FM examines each of the issuer’s proposals in detail in seeking to determine what vote would be in the best interests of its clients and a voting decision will be made based on maximizing the monetary value of each portfolios’ holdings.
Standish Mellon Asset Management Company LLC (“Standish”)
Standish, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Standish generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.
All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.
In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.
Sterling Johnston Capital Management Inc. (“Sterling Johnston”)
Sterling Johnston has adopted written policies and procedures regarding the voting of client proxies. These proxy voting guidelines are designed to ensure that proxies are voted in a manner that in the best interest of Sterling Johnston’s clients. Sterling Johnston generally votes proxies according to its established proxy voting guidelines and has a designated Proxy Officer to monitor the proxy voting process. If a material conflict of interest arises between Sterling Johnston and its clients, Sterling Johnston will generally follow the proxy voting guidelines. Sterling Johnston has retained an outside consultant to provide research and analysis of proxy issues and act as voting agent. There are circumstances under which Sterling Johnston may elect not to vote a proxy, as for example, when the position is held for short-term trading purposes or when the cost of voting may exceed the value of any anticipated benefits of the proposal.
Wellington Management Company, LLP (“Wellington Management”)
The Funds for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Global Proxy Policies and Procedures. Wellington Management’s Corporate Governance Committee is responsible for the review and oversight of the firm’s Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management’s Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Global Proxy Voting Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund’s portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.
Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.
Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS
PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2008 have been audited by PricewaterhouseCoopers LLP whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

RATINGS APPENDIX
RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.
Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.
Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.	Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.	Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.	Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES
The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:
     SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.
     SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:
     MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.
     MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.
RATINGS FOR COMMERCIAL PAPER
The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:
     Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.
The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:
     The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.